                          AMERICAN ODYSSEY FUNDS, INC.
                                TWO TOWER CENTER
                            EAST BRUNSWICK, NJ 08816

                           NOTICE OF SPECIAL MEETING
                        OF PERSONS HAVING VOTING RIGHTS

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

                                 APRIL 25, 2001

     You are hereby notified that a special meeting of persons having voting rights with respect to the American Odyssey Intermediate-Term Bond Fund and the American Odyssey Global High-Yield Bond Fund (collectively, the "Funds"), each a portfolio of American Odyssey Funds, Inc. ("AOF"), will take place on April 25, 2001, at 10:00 a.m. at AOF's offices, located at Two Tower Center, East Brunswick, New Jersey 08816. The purposes of this special meeting are:

     1. To approve combining the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund into the Long-Term Bond Fund, which will be renamed the "Diversified Bond Fund."

     2. To consider and transact such other business as may properly be presented at the meeting.

     In accordance with the AOF By-Laws, the Board of Directors has fixed February 16, 2001 as the record date for determining voting rights. Only those persons who had voting rights with respect to one or both Funds as of February 16, 2001 are entitled to notice of, and to vote at, the meeting. If you plan to attend the meeting, please call 1-800-242-7884.

     By order of the Board of Directors.

                                          Lori M. Renzulli
                                          Secretary

March 30, 2001

                          AMERICAN ODYSSEY FUNDS, INC.
                                Two Tower Center
                            East Brunswick, NJ 08816
                                 1-800-242-7884

                         PROSPECTUS AND PROXY STATEMENT
                                 MARCH 30, 2001

     American Odyssey Funds, Inc. ("we") have furnished you with this prospectus and proxy statement (the "Proxy Statement") and voting instruction cards in connection with our solicitation of proxies for use at a special meeting of persons having voting rights. As described in the accompanying Notice of Special Meeting, the purpose of the meeting is to consider a proposal to combine the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund into the Long-Term Bond Fund, which would be renamed the Diversified Bond Fund. The Diversified Bond Fund will serve as the core fixed income fund for the American Odyssey Funds. It will invest primarily in investment grade bonds and will have the ability to vary the maturity of the bonds in which it invests in response to market conditions. The Long-Term Bond Fund's current investment objective is to seek maximum long-term total return by investing primarily in long-term fixed income securities.

     This Proxy Statement provides information that you should know about the proposed combination of the Global High-Yield Bond Fund and the Intermediate-Term Bond Fund into the Long-Term Bond Fund. You should save this document for future reference.

     The May 1, 2000 prospectus for the Funds accompanies this Proxy Statement and is incorporated herein by reference (which means it is legally part of this Proxy Statement).

     You can request other information, including a Statement of Additional Information dated March 30, 2001, free of charge by contacting us at the above address or telephone number. The Statement of Additional Information, which this Proxy Statement incorporates by reference, provides additional detailed information about the Funds. You may also review the Funds' Statement of Additional Information at the Public Reference Room of the SEC, or get text-only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may also obtain this additional information free of charge from the SEC's Web site at http://www.sec.gov.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

SUMMARY OF THE PROPOSED COMBINATION.........................
                                                                 1
  The Combination...........................................
                                                                 1
  Reasons for the Combination...............................
                                                                 1
  Current Investment Objectives and Policies of the Funds...
                                                                 1
  Proposed Investment Objective and Policies for the
     Diversified Bond Group.................................
                                                                 2
  Fee and Expense Information...............................
                                                                 3
  Purchase and Redemption Procedures........................
                                                                 4
  Tax Consequences..........................................
                                                                 5
  Obtaining a Copy of the Annual Report.....................
                                                                 5

PRINCIPAL RISK FACTORS......................................
                                                                 5

THE PROPOSED COMBINATION....................................
                                                                 5
  Description of the Combination............................
                                                                 5
  Description of the Securities to be Issued................
                                                                 6
  Federal Income Tax Considerations.........................
                                                                 7
  Capitalization............................................
                                                                 8

ADDITIONAL INFORMATION ABOUT THE FUNDS......................
                                                                 8

VOTING INFORMATION..........................................
                                                                 8
  Persons Having Voting Rights..............................
                                                                 8
  Submission and Counting of Votes..........................
                                                                 8
  Required Vote.............................................
                                                                 8
  Ownership of Shares.......................................
                                                                 9
  This Solicitation and the Costs of the Reorganization.....
                                                                 9
  Future Proposals..........................................
                                                                 9
  Fund Name Changes.........................................
                                                                 9

BOARD CONSIDERATION.........................................
                                                                 9
  Appendix A (Diversified Bond Fund Subadvisers)............
                                                               A-1
  Appendix B (Form of Agreement and Plan of
     Reorganization)........................................
                                                               B-1

                      SUMMARY OF THE PROPOSED COMBINATION

     In this section, American Odyssey Funds, Inc. ("AOF" or "we") provides a brief summary of the proposed combination, certain expense information and a summary of the principal risk factors associated with an investment in the Long-Term Bond Fund (to be renamed the Diversified Bond Fund).

THE COMBINATION

     Under this proposal, all three of the fixed income American Odyssey Funds would be combined into a single fixed income fund. As a result of the combination, any investment you hold in the Intermediate-Term Bond Fund and Global High-Yield Fund will become an investment of the same value (as of the combination date) in the Long-Term Bond Fund, which will be renamed the Diversified Bond Fund.

     In a separate proxy statement, which is included in this mailing, we describe additional proposals to be voted on by current investors in the Long-Term Bond Fund. One proposal would revise the fundamental investment objective of the Long-Term Bond Fund. The new objective would remove the long-term focus and instead permit the Fund to pursue a broad fixed income strategy without focusing on bonds of a particular duration. Other proposals would add two new subadvisers so that the Diversified Bond Fund would have three subadvisers, each managing a portion of the Fund, to provide diversification of investment strategies. We describe below in more detail the proposed objective and policies of the Diversified Bond Fund. In Appendix A, we provide more information about the proposed subadvisers.

REASONS FOR THE COMBINATION

     American Odyssey Funds Management LLC (the "Manager") has recommended this combination to create a single Fund to more effectively serve as a core fixed income component of the CHART(R) asset allocation program, which is used by the vast majority of AOF investors. For a more detailed description of the reasons for the combination, see "Board Consideration," page 15. The Manager serves as the overall investment manager of the Funds, supervising subadvisers that make the day-to-day investment decisions for the Funds. For more information about the Manager/Subadviser structure, see the enclosed May 1, 2000 prospectus.

CURRENT INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Currently, each Fund's investment objectives and policies focuses on a different segment of the fixed income market. Set forth below are the Funds' current investment objectives and summaries of their strategies.

Long-Term Bond Fund

Objective:    Seeks maximum long-term total return (capital appreciation and income) by investing primarily in long-term corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed securities, as well as money market instruments.

Policies:     Invests in bonds that will mature (i.e., repay principal) in, on average, between eight and twenty-five years. The Fund invests primarily in investment-grade corporate bonds, U.S. and foreign government bonds, mortgage-related securities, asset-backed securities, and money market instruments. The Fund can also invest up to 15% of its assets in high-yield securities.

Intermediate-Term Bond Fund

Objective:    Seeks maximum long-term total return (capital appreciation and income) by investing primarily in intermediate-term corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed securities, as well as money market instruments.

Policies:     The Fund invests in bonds that will mature (i.e., repay their principal) in, on average, between two and seven years. The Fund invests primarily in investment-grade corporate bonds, U.S. and foreign government bonds, mortgage-related securities, asset-backed securities, and money market instruments.
              The Fund can also invest up to 15% of its assets in high-yield securities.

Global High-Yield Bond Fund

Objective:    Seeks maximum long-term total return (capital appreciation and income) by investing primarily in high-yield debt securities
              (which are sometimes referred to as "junk bonds" and which typically are rated below investment grade) from the United States and abroad.

Policies:     Invests primarily in high-yield bonds from the U.S. and from foreign countries, particularly those countries with emerging or developing markets.

PROPOSED INVESTMENT OBJECTIVE AND POLICIES FOR THE DIVERSIFIED BOND FUND

     This section provides the proposed investment objective and strategies for the Long-Term Bond Fund, which, after the proposed combination, would be renamed the Diversified Bond Fund. The investment objective is fundamental and cannot be changed without shareholder approval. The investment strategy is non-fundamental and may be changed by the Fund's Board of Directors without shareholder approval.

Diversified Bond Fund

     Investment Objective. The Diversified Bond Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.

     Investment Strategies. The Fund invests primarily in the following types of bonds, which are listed in order of importance:

     - Investment-grade corporate bonds.

      - Investment-grade bonds are bonds that bond-rating organizations or the Fund believe are reasonably likely to meet their interest and principal payment obligations. The Fund invests in both U.S. and foreign bonds.

     - U.S. government bonds, including:

      - Direct obligations of the United States Treasury (such as Treasury bonds and Treasury bills).

      - Bonds issued by agencies of the United States that the United States Treasury guarantees (such as bonds issued by the Farmers Home Administration and the Export-Import Bank).

      - Bonds issued by agencies and instrumentalities of the United States that are not guaranteed by the United States Treasury (such as bonds issued by Federal Land Banks or the Central Bank for Cooperatives).

     - Foreign government bonds.

     - Mortgage-related securities (which provide an interest in a pool of home or commercial mortgages).

     - Asset-backed securities (which provide an interest in a pool of assets like trade receivables).

     - High-yield bonds (which are commonly known as "junk bonds," and which pay more interest than investment-grade bonds because of the greater risk that the issuer will miss an interest payment or fail to repay the principal). The Fund may invest up to 15% of its assets in these types of bonds.

Investment Risks.

     - The prices of bonds fluctuate depending upon interest rates.

      - As interest rates go up, the value of bonds tends to decrease, and when interest rates go down, the value of bonds tends to increase.

      - The longer the maturity of a bond (i.e., the longer until the issuer must repay the principal), the greater the effect of a change in interest rates on the value of the bond.

      - In particular, the Fund's shares will usually decrease in value when interest rates increase.

     - Mortgage-related securities decrease in value when interest rates rise, but may not increase in value as much as other types of bonds when interest rates decline.

      - Mortgage borrowers often refinance if interest rates decline, which causes the value of the security to fall.

     - Foreign bonds may pose greater risks than domestic bonds.

      - Adverse political or economic events in a foreign country could cause the price of a foreign bond to fall.

      - Because each country has its own laws about what records a company must maintain and what information a company must disclose, less information may be available for some foreign bonds than is available for domestic bonds.

      - Changing currency exchange rates can decrease (or increase) the U.S. dollar value of foreign bonds.

     - High-yield bonds have a greater risk of default than investment grade bonds. Default means the bond's issuer - the company or country that issues the bond - fails to make one or more interest payments, or fails to repay the principal. If an issuer defaults on a bond held by the Fund, the bond's value will decrease, possibly to near zero, and the Fund's net asset value and total return will decline.

      - The value of high-yield bonds may change drastically in response to economic events or in response to the financial health of the issuer. These price swings will affect the net asset value and total return of the Fund.

      - When the economy is performing poorly, more high-yield bonds may default than normal.

      - High-yield bonds may not trade as often as higher quality bonds.

     - The Fund may engage in active and frequent bond trading. Although brokerage expenses increase as turnover increases, the Fund believes that the benefits of more active trading exceed the additional costs.

FEE AND EXPENSE INFORMATION

     Advisory fees and certain other expenses are paid out of each Fund's assets. The following table provides information about the annual expenses during 2000. It also includes pro forma expense information for the proposed Diversified Bond Fund, assuming that the combination and assuming that the new subadvisory agreements being submitted to Long-Term Bond Fund shareholders are approved. The new subadvisory agreements are described in Appendix B.

     These tables and examples do not include any expenses charged under any variable contract, such as sales charges or mortality and expense risk charges.

     The following table uses the format used in the prospectus. Expenses for each of the three Funds are expressed as a percentage of average net assets during 2000, and the notes below the table explains how the pro forma figures for the combined Funds were calculated.

                                             INTERMEDIATE-    GLOBAL               PRO FORMA  PRO FORMA
                                                 TERM       HIGH-YIELD  LONG-TERM  COMBINED   COMBINED
                                               BOND FUND       BOND     BOND FUND  VERSION 1  VERSION 2
                                             -------------  ----------  ---------  ---------  ---------
SHAREHOLDER FEES (paid directly from your
  investment)
  Sales Charge (Load) on Purchases.........       N/A          N/A         N/A        N/A        N/A
  Deferred Sales Charge (Load).............       N/A          N/A         N/A        N/A        N/A
  Sales Charge (Load) on Reinvested
  Dividends................................       N/A          N/A         N/A        N/A        N/A
  Redemption Fee...........................       N/A          N/A         N/A        N/A        N/A
  Exchange Fee.............................       N/A          N/A         N/A        N/A        N/A
  Account Fee..............................       N/A          N/A         N/A        N/A        N/A
ANNUAL FUND OPERATING EXPENSES (expenses
deducted from Fund Assets)
  Management Fees..........................      0.49%        0.67%       0.49%    0.53%(1)   0.45%(2)
  Distribution (12b-1) Fees................      None          None       None       None       None
  Other Expenses...........................      0.12%        0.15%       0.13%    0.13%(1)   0.13%(2)
                                             -------------  ----------  ---------  ---------  ---------
TOTAL ANNUAL FUND OPERATING EXPENSES.......      0.61%        0.82%       0.62%    0.66%(1)   0.58%(2)

---------------
(1) Pro forma combined Fund version 1 expenses are calculated assuming that the three current Funds were combined during 2000. This version, therefore, reflects the fees of the current subadvisers to the three current Funds.

(2) Pro forma combined Fund version 2 expenses are calculated assuming (a) that the combined Funds had net assets equal to the average net assets during 2000 of the three current Funds; (b) that there were three subadvisers, Western Asset Management Company ("Western"), the current subadviser for the Long-Term Bond Fund, and the two proposed new subadvisers listed in Appendix B; and (c) that the assets were allocated equally among those three subadvisers at the current rate for Western and the proposed rates for the other two subadvisers.

     The following table provides examples of the expenses of the Funds assuming the year 2000 expenses and pro forma combined fund expenses stated above. The table assumes that the investor invests $10,000 for the period indicated and then redeems his or her shares. (The expenses would be the same if the investor did not reclaim his or her shares.) Actual expenses may be greater or less than shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance.

                                            INTERMEDIATE-     GLOBAL                 PRO FORMA   PRO FORMA
                                                TERM        HIGH-YIELD   LONG-TERM   COMBINED    COMBINED
                                              BOND FUND        BOND      BOND FUND   VERSION 1   VERSION 2
                                            -------------   ----------   ---------   ---------   ---------
1 year....................................      $ 62          $   84       $ 63        $ 67        $ 59
3 years...................................      $195          $  262       $199        $211        $186
5 years...................................      $340          $  455       $346        $368        $324
10 years..................................      $762          $1,014       $774        $822        $726

PURCHASE AND REDEMPTION PROCEDURES

     All three of the current Funds have the same purchase and redemption procedures, and those procedures will not change as a result of the proposed combination. The AOF Funds are available only through variable life insurance contracts, variable annuity contracts and qualified retirement plans. See the enclosed May 1, 2000 prospectus, your contract prospectus, or your qualified plan documents for information about the purchase and redemption procedures applicable to you.

TAX CONSEQUENCES

     As a condition of the combination, the Funds will have received an opinion of counsel to the effect that, based on certain facts, assumptions and representations, the combination will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the combination constitutes a tax-free reorganization, no gain or loss will be recognized by the Intermediate-Term Bond Fund, the Global High-Yield Bond Fund or their shareholders. For more information, see "Federal Income Tax Considerations," below.

OBTAINING A COPY OF THE ANNUAL REPORT

     We will furnish you a copy of our most recent annual report on request and without charge. If you wish to obtain a copy of the annual report, mail a request to American Odyssey Funds Management LLC, Two Tower Center, East Brunswick, New Jersey 08816, or call 1-800-242-7884.

                             PRINCIPAL RISK FACTORS

     Because all three Funds invest primarily in fixed income securities, they are subject to many of the same principal investment risks. The price of most bonds fluctuate depending on upon interest rates, and all of the funds are subject to this risk. This risk is greater for longer maturity bonds, so this risk is greater for the Long-Term Bond Fund than for the Intermediate-Term Bond Fund. (The Global High-Yield Bond Fund does not emphasize particular maturities.) It is proposed that the new Diversified Bond Fund will have greater flexibility in the average maturity of its investments.

     The Global High-Yield Bond Fund has greater risk than the other two current Funds because it invests primarily in high-yield bonds, commonly known as "junk bonds." These securities may be issued by U.S. or foreign companies and governments, and the foreign securities are often from emerging or developing foreign countries rather than developed foreign countries. Both the Long-Term Bond Fund and the Intermediate-Term Bond Fund may invest up to 15% of their assets in high-yield bonds.

     The Long-Term Bond Fund and Intermediate-Term Bond Fund invest primarily in investment-grade corporate bonds, U.S. and foreign government bonds, mortgage-related securities and asset-backed securities. They may each invest up to 25% of assets in foreign corporate and government bonds. Although the Global High-Yield Bond Fund may invest in investment-grade securities, that is not the primary investment of the Fund.

     It is proposed that the new Diversified Bond Fund will invest in a variety of fixed income securities without a particular maturity emphasis. Like the current Long-Term Bond Fund, the combined Fund will invest primarily in investment-grade corporate bonds, U.S. and foreign government bonds, mortgage-related securities and asset-backed securities. The Fund will retain the ability to invest in high-yield securities, but that will not be the primary investment of the Fund.

     Please refer to the current AOF prospectus for additional information about the investment strategies and risks of the three current Funds. Pages 3-5 include additional information about the proposed investment objective and strategy for the Diversified Bond Fund.

                            THE PROPOSED COMBINATION

DESCRIPTION OF THE COMBINATION

     The proposed combination is provided for by two Plans and Agreements of Reorganization (each a "Plan"). One Plan would combine the Intermediate-Term Bond Fund with the Long-Term Bond Fund. The other Plan would combine the Global High-Yield Bond Fund with the Long-Term Bond Fund. Both Plans would be effective on the same day, and the Long-Term Bond Fund would be the surviving Fund. Each shareholder of the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund would become a shareholder of the Long-Term Bond Fund and would hold, immediately after the combination, shares of the

Long-Term Bond Fund having an aggregate value equal to the aggregate value of that shareholder's shares of the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund as of the valuation date provided by the Plans. It is expected that the proposed combinations would be effective shortly before May 1, 2001.

     Each Plan provides substantially the same terms. The only significant difference is that under one plan the "Acquired Fund" is the Intermediate-Term Bond Fund and that under the other Plan the "Acquired Fund" is the Global High-Yield Bond Fund. The form of the Plan, which will be used for both combinations, is set forth in Appendix B. Set forth below is a brief description of the Plan. For complete information about the Plan, please see Appendix B.

     Each Plan contemplates: (a) the Long-Term Bond Fund acquiring as of the Closing Date all of the assets of the Acquired Fund in exchange solely for shares of the Long-Term Bond Fund and the assumption by the Long-Term Bond Fund of the liabilities of the Acquired Fund; and (b) the distribution of shares of the Long-Term Bond Fund to the shareholders of Acquired Fund as provided in the Plan.

     The assets of the Acquired Fund to be acquired by the Long-Term Bond Fund will include all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables and any deferred or prepaid expenses. The liabilities of the Acquired Fund will include all known and unknown liabilities of the Acquired Fund; provided, however, that the Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Long-Term Bond Fund will also deliver to the Acquired Fund the number of full and fractional shares of the Long-Term Bond Fund having an aggregate net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund as of the Closing Date. The Acquired Fund will then distribute the Long-Term Bond Fund shares pro rata to its shareholders.

     The value of the Acquired Fund's assets and liabilities will be determined as of the close of trading on the New York Stock Exchange on the Closing Date, using the valuation procedures set forth in AOF's then-current prospectus. The net asset value of a share of the Long-Term Bond Fund will be determined as of the same time using the valuation procedures set forth in AOF's then-current prospectus.

     As of the Closing Date, the Acquired Fund will distribute to its shareholders of record the shares of the Long-Term Bond Fund it receives, so that each Acquired Fund shareholder will receive the number of full and fractional shares of the Long-Term Bond Fund equal in value to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder on the Closing Date. The Acquired Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished on the books and records of AOF.

     Accordingly, immediately after the combination, each former Acquired Fund shareholder will own shares of the Long-Term Bond Fund equal to the aggregate net asset value of that shareholder's shares of the Acquired Fund immediately prior to the combination. The net asset value per share of the Long-Term Bond Fund will be unchanged by the transaction. Thus, the combination will not result in a dilution of any shareholder interest.

     The completion of the combination is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Board reserves the right not to complete the combination if it determines that completing the combination is not in the best interest of all investors.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

     As part of the combination, shareholders of the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund will receive shares of the Long-Term Bond Fund (to be renamed the Diversified Bond Fund).

     The Intermediate-Term Bond Fund, the Global High-Yield Bond Fund and the Long-Term Bond Fund are each separate Funds of American Odyssey Funds, Inc., a Maryland Corporation which is registered with the Securities and Exchange Commission as an open-end management investment company (commonly called a mutual fund). Currently, AOF has the authority to issue 2 billion shares of capital stock with a par value of $.01 per share. The shares are currently divided into 20 classes (each class representing a separate

Fund). The Board of Directors may increase or decrease the aggregate number of shares as permitted by law. AOF currently offers shares in six different Funds. If this proposed combination is completed, there will be four Funds remaining. Each Fund is treated as a separate mutual fund for most purposes under the federal securities law, and shareholders in one Fund generally have an interest only in the net assets of that particular Fund. There are no preference, pre-emptive, conversion or exchange rights. Shareholders generally have one vote for each share of stock in AOF, except that where required by law shares will be voted on a fund-by-fund basis. The federal securities law currently requires insurance companies holding shares of AOF in separate accounts funding variable contracts to pass through the voting rights to the variable contract owners.

FEDERAL INCOME TAX CONSIDERATIONS

     The combination of the Intermediate-Term Bond Fund and the Long-Term Bond Fund and the combination of the Global High-Yield Bond Fund and the Long-Term Bond Fund are each intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). As a condition of the closing of each combination, the two combining Funds will have received an opinion from Shea & Gardner, counsel to the Funds, substantially to the effect that:

     - the transfer to the Long-Term Bond Fund of all or substantially all of the assets of the Acquired Fund [i.e., the Intermediate-Term Bond Fund in one Plan and the Global High-Yield Bond Fund in the other Plan] in exchange solely for Long-Term Bond Fund shares and the assumption by the Long-Term Bond Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Long-Term Bond Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     - no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Long-Term Bond Fund in exchange solely for Long-Term Bond Fund shares and the assumption by the Long-Term Bond Fund of all of the liabilities of the Acquired Fund;

     - the basis of the assets of the Acquired Fund in the hands of the Long-Term Bond Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;

     - the holding period of the assets of the Acquired Fund in the hands of the Long-Term Bond Fund will include the period during which such assets were held by the Acquired Fund [i.e., the holding period will not be reset to zero as part of the reorganization];

     - no gain or loss will be recognized by the Long-Term Bond Fund upon the receipt of the assets of the Acquired Fund in exchange for Long-Term Bond Fund Shares and the assumption by the Long-Term Bond Fund of all of the liabilities of the Acquired Fund;

     - no gain or loss will be recognized by Acquired Fund shareholders upon the receipt of the Long-Term Bond Fund shares solely in exchange for their shares of the Acquired Fund as part of the transaction;

     - the basis of the Long-Term Bond Fund shares received by Acquired Fund shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and

     - the holding period of Long-Term Bond Fund shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund shareholders.

CAPITALIZATION

     The following table shows the capitalization of each of the three Funds as of December 31, 2000 and on a pro forma basis combined basis as of that date giving effect to the combination. These figures are unaudited.

                                                                           NAV PER     SHARES
                           FUND                              NET ASSETS     SHARE    OUTSTANDING
                           ----                             ------------   -------   -----------
Long-Term Bond Fund.......................................  $284,478,734   $10.74    26,492,586
Intermediate-Term Bond Fund...............................  $141,071,711   $10.43    13,524,344
Global High-Yield Bond Fund...............................  $ 97,577,807   $ 8.97    10,875,673
Pro Forma Combined Fund...................................  $523,128,252   $10.74    48,713,212

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     We are sending you with this Proxy Statement, a copy of the May 1, 2000 Prospectus for the Funds. That prospectus is incorporated by reference into this document, which means it is legally part of this document. Please refer to that Prospectus for additional information about each of the Funds. Please refer to pages 3-5 of this document for additional information about the proposed objectives and strategies for the Diversified Bond Fund. Please refer to Appendix A of this document for additional information about the proposed subadvisers for the Diversified Bond Fund.

                               VOTING INFORMATION

PERSONS HAVING VOTING RIGHTS

     We determined the persons entitled to vote for purposes of this special meeting ("persons having voting rights") as of the record date of February 16, 2001. Persons having voting rights with respect to a Fund are all persons with a beneficial interest in that Fund on that date through a variable annuity, a variable life insurance contract or a qualified retirement plan. When we refer to "you" in this proxy statement, we are referring to persons having voting rights.

SUBMISSION AND COUNTING OF VOTES

     You are entitled to have the number of shares related to your beneficial interest in a Fund voted in accordance with your instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote.

     All of the AOF shares held by The Travelers Insurance Company ("Travelers") are held in separate accounts that fund variable annuity and variable life insurance contracts. Under the requirements of federal securities law, Travelers is requesting voting instructions from its contract owners. When Travelers receives the voting instructions from its contract owners, it will vote the Fund shares held in its accounts according to those instructions. Specifically, if you, as a contract owner, submit properly executed voting instructions, Travelers will vote the Fund shares allocated to your account according to your instructions. If you submit a properly executed voting instruction card but omit voting instructions, Travelers will vote the shares allocated to your account as if you had given instructions to vote for approval of the proposal. Finally, if you do not submit properly executed voting instructions, Travelers will vote the Fund shares allocated to your account in proportion to the aggregate voting instructions it did receive.

     For your voting instructions to be effective, they must be received prior to the close of business on April 18, 2001. You may revoke your instructions, but to be effective, we must receive written notice of your revocation prior to the close of business on April 18, 2001. Alternatively, you may attend the meeting and vote in person, in which case any prior instructions you provided will be revoked.

REQUIRED VOTE

     Each Fund votes separately on the proposed combination. Maryland state law and the AOF By-Laws define the vote required for approval of each Fund as a vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. We will adopt the proposal if it is approved by the required vote of outstanding shares of each Fund. If, however, the proposal is approved with respect to one Fund but not the other, AOF's Board of Directors may determine not to implement the proposed combination for either Fund. In addition, if persons having voting rights in the Long-Term Bond Fund do not approve some or all of the proposals being submitted to them (described on page 1 of this proxy), AOF's Board of Directors may determine not to implement the proposed combination for either or both Funds. Although Maryland law provides no special rights for shareholders dissenting from this proposal, you may transfer your investment in the Fund, either before or after the combination, to another investment option.

OWNERSHIP OF SHARES

     The chart below shows the number of Fund shares outstanding as of the record date. No person or entity beneficially owns more than 5% of the outstanding shares of any Fund.

                                                              OUTSTANDING SHARES
                            FUND                              (NUMBER OF VOTES)
                            ----                              ------------------
Long-Term Bond Fund.........................................      26,279,867
Intermediate-Term Bond Fund.................................      13,577,638
Global High-Yield Bond Fund.................................      10,940,302

THIS SOLICITATION AND THE COSTS OF THE REORGANIZATION

     This solicitation is being made by mail, but it may also be made by telephone, facsimile, or personal interview. The Intermediate-Term Bond Fund and the Global High-Yield Bond Fund will bear the costs attributable to the proposed reorganization, including the costs of this solicitation.

FUTURE PROPOSALS

     For a proposal to be presented at a special meeting of persons having voting rights, we must receive the proposal a reasonable time before the solicitation of proxies is made. Usually, the proposal must arrive 120 days before the mailing. We do not ordinarily hold annual meetings, so proposals are presented only when special meetings are held. Therefore, we will retain all proposals received from persons with voting rights. Those proposals will then be eligible to be considered for distribution with the proxy materials for the next special meeting.

FUND NAME CHANGES

     As of May 1, 2001, the names of the Funds and of the Manager will be changed from "American Odyssey" to "CitiStreet." The name of each individual Fund will also be changed to make it more descriptive of the assets held by that Fund. The new names are as follows:

OLD NAME                                          NEW NAME AS OF MAY 1, 2001
--------                                      -----------------------------------
American Odyssey Funds Management LLC         CitiStreet Funds Management LLC
American Odyssey Funds Inc.                   CitiStreet Funds, Inc.
American Odyssey International Equity Fund    CitiStreet International Stock Fund
American Odyssey Emerging Opportunities Fund  CitiStreet Small Company Stock Fund
American Odyssey Core Equity Fund             CitiStreet Large Company Stock Fund
Proposed combined fund:                       CitiStreet Diversified Bond Fund
American Odyssey Long-Term Bond Fund
American Odyssey Intermediate-Term Bond Fund
American Odyssey Global High-Yield Bond Fund

                              BOARD CONSIDERATION

     On February 7, 2001, the full AOF Board of Directors (the "Board"), including all directors who are not "interested persons" of AOF as that term is defined in the federal securities laws ("independent directors"), met in person to discuss the proposed combination of the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund into the Long-Term Bond Fund. The Board reviewed materials provided by the

Manager and the proposed new subadvisers, including information about the benefits of the proposed combination for Fund shareholders and for the Manager and its affiliates.

     The Board determined that the proposed combination was in the best interests of investors in the Intermediate-Term Bond Fund and the Global High-Yield Bond Fund and unanimously voted to recommend the combination to you for your approval. The Board also determined that the combination will not result in a dilution of the interests of shareholders of either Fund. In making these determinations, the Board considered a variety of factors, including those discussed below.

     More Clearly Defined Asset Categories. The Manager recommended this combination as part of an overall plan to more clearly define the asset categories available under the American Odyssey Funds and to structure each Fund with more than one subadviser. The Manager advised the Board that a single bond fund with a broad fixed income mandate - rather than three separate bond funds with more specialized mandates - would work more effectively with the CHART(R) asset allocation program, which is a separate asset allocation advisory service provided by an affiliate of the Manager and used by the vast majority of AOF investors.

     Reduction in Emerging Market Investments. This reorganization eliminates the specialized Global High-Yield Bond Fund, which focused its investments in high-yield securities, including debt from the emerging markets. The Manager advised the Board that the elimination of a significant investment in emerging market debt was consistent with changes for the CHART(R) asset allocation program.

     Performance. The Board considered materials showing the investment performance of the current funds and the investment performance of Western Asset Management Company and the new proposed subadvisers for the combined Fund. The Board determined that shareholder interests would be best served by approving the combination.

     Fees. The Board considered the subadvisory fees of each of the three current Funds and compared those with the fees of Western Asset Management Company and the two new proposed subadvisers. The Board concluded that the revised fee structure, which includes an index component and eliminates a higher advisory fee for specialized investment in global high-yield bonds, was in the best interests of shareholders.

     Tax-Free Reorganization. The Board also considered that the Funds would receive an opinion of counsel that the combination would be treated as a tax-free reorganization.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                                                      APPENDIX A
This Appendix provides information about the current subadviser and two proposed new subadvisers for the Long-Term Bond Fund. Agreements with these subadvisers have been approved by the Board of Directors and have been submitted to the shareholders of the Long-Term Bond Fund for approval.

WESTERN ASSET MANAGEMENT COMPANY

     Western Asset Management Company ("Western") is the current subadviser to the Long-Term Bond Fund. Western will concentrate its investments for the Diversified Bond Fund primarily in domestic corporate and U.S. Government bonds.

SALOMON BROTHERS ASSET MANAGEMENT

     Salomon Brothers Asset Management ("SaBAM") is proposed as a new subadviser. SaBAM would focus on domestic bonds but could also invest up to 30% of its allocated assets in non-dollar and high-yield bonds, with no more than 20% in high-yield bonds.

SSGA FUNDS MANAGEMENT, INC.

     SSgA Funds Management, Inc. ("SSgA") is proposed as a new subadviser. SSgA would use an index strategy, attempting to mirror the performance of a key bond market index, the Lehman Brothers Aggregate Bond Index.

FEES

     Set forth below are the current fee rates for Western and the proposed fee rates for SaBAM and SSgA.

WESTERN
First $250 million in Assets................................        0.25%
Assets over $250 million....................................        0.15%

SABAM
First $50 million in Assets.................................        0.35%
Next $50 million in Assets..................................        0.30%
Assets over $100 million....................................        0.25%

SSGA
All Assets..................................................        0.05%

     See the accompanying proxy statement for the Long-Term Bond Fund for more information.

                                                                      APPENDIX B

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____________ day of __________, 2001, by and between American Odyssey Funds, Inc. (the "Corporation"), a Maryland corporation with its principal place of business at Two Tower Center, East Brunswick, New Jersey, on behalf of each of the Long-Term Bond Fund (the "Acquiring Fund") and ____________ Fund (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"). Each of the Acquiring Fund and the Acquired Fund is a separate series of the Corporation.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of shares ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, whether or not determinable on the closing date as set forth in section 3.1 (the "Closing Date"). Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims, causes of action and other property, dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the books of the Acquired Fund on the Closing Date. The Acquired Fund shall pay or cause to be paid to the Acquiring Fund any dividend or interest payments received by it on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder, and the Acquiring Fund will retain any dividend or interest payments received by it after the Closing Date with respect to the assets transferred hereunder without regard to the payment date thereof.

     1.3. The liabilities of the Acquired Fund to be assumed by the Acquiring Fund (the "Liabilities") shall include (except as otherwise provided for herein) all of the Acquired Fund's liabilities, debts, obligations and duties, of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquired Fund will use its best efforts to discharge all of its known Liabilities prior to the Closing Date, other than Liabilities incurred in the ordinary course of business.

     1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the valuation time as defined in section 2.1 (the "Valuation Time"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Reorganization.

     1.6. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up and to the date on which it is liquidated.

     1.7. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

     2.1. The value of the Assets and Liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties, after the declaration and payment of any dividends and/or other distributions on that date (the "Valuation Time"). The values shall be computed using the valuation procedures set forth in the Corporation's then-current prospectus and statement of additional information.

     2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures set forth in the Corporation's then-current prospectus and statement of additional information.

     2.3. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets (minus the Liabilities) determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

     2.4. All computations of value hereunder shall be made by or under the direction of the Corporation's accounting agent in accordance with its regular practice and the requirements of the 1940 Act.

3.  CLOSING AND CLOSING DATE

     3.1. The closing of the transactions contemplated by this Agreement shall be April 27, 2001, or such later date as the parties may agree in writing (the "Closing Date"). The closing shall be held at the offices of the Funds, Two Tower Center, East Brunswick, New Jersey, or at such other place and time as the parties may agree.

     3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets and Liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     3.3. Investors Bank and Trust Company ("IBT"), custodian for the Acquired Fund, shall deliver at the closing a certificate of an authorized officer stating that (a) the Assets held by IBT for the Acquired Fund will be transferred to the Acquiring Fund as of the Closing Date; (b) the Acquired Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery; and (c) to the best of IBT's knowledge, all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.4. American Odyssey Funds Management LLC (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the closing a certificate of an authorized officer setting forth the number of Acquired Fund Shares outstanding as of the Valuation Time and the name of each holder of record of Acquired Fund Shares and the number of shares held by each such shareholder.

     3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the directors of the Corporation, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

     4.1. The Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

          (a) The Acquired Fund is a series of the Corporation, a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation's Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

          (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result, in violation of Maryland law or of the Corporation's Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to the Acquired Fund to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Schedule of Investments of the Acquired Fund at and for the fiscal year ended

     December 31, 2000, have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since December 31, 2000, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business as an investment company;

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

          (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

          (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the closing;

          (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the directors of the Corporation, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

          (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.6 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

     4.2. The Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

          (a) The Acquiring Fund is a series of the Corporation, a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Corporation's Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The Corporation is not, and the execution, delivery and performance of this Agreement by the Corporation will not result, in violation of Maryland law or of the Corporation's Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to the Acquiring Fund to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

          (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Schedule of Investments of the Acquiring Fund at and for the fiscal year ended December 31, 2000 have been audited by KPMG LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

          (g) Since December 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business as an investment company.

          (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

          (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable; and the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

          (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

          (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the directors of the Corporation and this Agreement will constitute a valid and binding obligation of the Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

          (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and
(ii) such changes as are contemplated by the Funds' normal operations.

     5.2. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 25, 2001.

     5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including a combination prospectus and proxy statement (the "Proxy Statement"), with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

     5.7. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.8. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

     5.9. As soon as reasonably practicable after the closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the closing.

     5.10. The Acquiring Fund and the Acquired Fund shall each use its best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), directors or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

     6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by an officer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     6.3. The Acquired Fund shall have received on the Closing Date an opinion of Shea & Gardner, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the Acquiring Fund Shares to be issued in connection with the reorganization, when issued pursuant to the Registration Statement, subject to compliance with the 1933 Act and the 1940 Act and applicable state law, will be legally issued, fully paid and non-assessable.

     6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions.

     7.1. All representations and warranties of the Corporation, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

     7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

     7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by an officer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7.4. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Corporation's Articles of Incorporation, as amended, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5. The parties shall have received an opinion of Shea & Gardner addressed to the Corporation, on behalf of each Fund, in a form reasonably satisfactory to each party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed by the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund and its liquidation; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Shea & Gardner of representations it shall request of the Corporation. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  FEES AND EXPENSES

     9.1. Each of the parties represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

     9.2. Each Fund will pay its own allocable share of expenses associated with the Reorganization. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. Except covenants to be performed after closing, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, American Odyssey Funds, Inc., Two Tower Center, East Brunswick, NJ 08816, with a copy to Shea & Gardner, 1800 Massachusetts Ave., NW, Washington, DC 20036, or to the Acquiring Fund, American Odyssey Funds, Inc., Two Tower Center, East Brunswick, NJ 08816, with a copy to Shea & Gardner, 1800 Massachusetts Ave., NW, Washington, DC 20036, or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

14.  HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer.

                                          American Odyssey Funds, Inc.
                                          on behalf of the Long-Term Bond Fund

                                          By:
                                            ------------------------------------
                                          Paul S. Feinberg, President

                                          American Odyssey Funds, Inc.
                                          on behalf of the ____________ Fund

                                          By:
                                            ------------------------------------
                                          Paul S. Feinberg, President

-------------------------------------------------------------------------------

              A M E R I C A N  O D Y S S E Y  F U N D S , I N C .

                 AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND
                 AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

                     STATEMENT OF ADDITIONAL INFORMATION
                                     FOR
                          PROSPECTUS/PROXY STATEMENT
                                MARCH 30, 2001



        This statement of additional information is not a prospectus. You should read it in conjunction with the American Odyssey Funds, Inc. combined prospectus and proxy statement dated March 30, 2001, issued in connection with the proposed combination of the American Odyssey Global High-Yield Bond Fund, the American Odyssey Long-Term Bond Fund and the American Odyssey Intermediate-Term Bond Fund and with the prospectus dated May 1, 2000. You may obtain the prospectus without charge by writing to American Odyssey Funds, Inc., Two Tower Center, P.O. Box 1063, East Brunswick, New Jersey 08816-1063, or by calling 1-800-242-7884. This statement of additional information incorporates portions of the accompanying American Odyssey Funds, Inc. Annual Report.


                         ---------------------------

                         American Odyssey Funds, Inc.
                       Two Tower Center, P.O. Box 1063
                    East Brunswick, New Jersey 08816-1063
                          Telephone: (732) 514-2000



                              TABLE OF CONTENTS

                                                                              PAGE
----------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND PROGRAMS...............................................4

        Equity Securities........................................................4

               Preferred Stocks, Convertible Securities, and Warrants............4

               Depository Receipts...............................................4

        Debt Securities..........................................................5

               Mortgage-Related Securities.......................................5

               Asset-Backed Securities...........................................6

               Additional Types of High-Yield Debt Securities....................6

        Options..................................................................7

               Options on Equity Securities......................................8

               Options on Stock Indices.........................................10

               Options on Debt Securities.......................................14

               Options on Foreign Currencies....................................16

        Futures Contracts.......................................................17

               Stock Index Futures Contracts....................................18

               Interest Rate Futures Contracts..................................19

               Foreign Currency Futures Contracts...............................19

               Options on Futures Contracts.....................................20

        Forward Foreign Currency Exchange Contracts.............................21

        Short Sales Against the Box.............................................23

        When-Issued and Delayed Delivery Securities.............................23

        Lending of Portfolio Securities.........................................24

        Temporary Defensive Positions...........................................24

        Money Market Instruments................................................24

        Ratings of Debt Securities..............................................26

        Ratings of Commercial Paper.............................................30

INVESTMENT RESTRICTIONS.........................................................31


                                                                              PAGE
-----------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS.........................................................35

        The Company.............................................................35

        Directors and Officers..................................................36

        Investment Advisers.....................................................39

               Structure........................................................39

               Control..........................................................41

               Fees.............................................................42

        Other Service Providers.................................................44

        Codes of Ethics.........................................................45

PORTFOLIO TRANSACTIONS..........................................................45

NET ASSET VALUE OF SHARES.......................................................49

TAXES...........................................................................50

OWNERSHIP OF SHARES.............................................................51

FINANCIAL STATEMENTS............................................................52

                      INVESTMENT OBJECTIVES AND PROGRAMS

 The investment objectives of the various Funds, their strategies for achieving those objectives, and the associated risks are described in the May 1, 2000 prospectus. This section supplements that description.

EQUITY SECURITIES

PREFERRED STOCKS, CONVERTIBLE SECURITIES, AND WARRANTS

 Each Fund may invest in preferred stocks and convertible securities. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before common stockholders but after debt holders. Convertible securities are debt or preferred stock which are convertible into or exchangeable for common stock. In addition, the Global High-Yield Bond Fund may invest in warrants. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant (generally two or more years).

DEPOSITORY RECEIPTS

 The Global High-Yield Bond Fund may invest in foreign equity securities. In some cases, the Fund might not purchase securities on the principal market. For example, the Fund may purchase American Depository Receipts ("ADRs"). ADRs are registered receipts typically issued in the United States by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment described in the prospectus, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, and may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depository Receipts ("EDRs"), which are similar instruments, in bearer form, designed for use in the European securities markets.

DEBT SECURITIES

MORTGAGE-RELATED SECURITIES

 The Global High-Yield Bond Fund, the Long-Term Bond Fund, and the Intermediate-Term Bond Fund may invest in mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent an interest in a pool of mortgages, such as 30-year and 15-year fixed mortgages and adjustable rate mortgages. For GNMA securities, the payment of principal and interest on the underlying mortgages is guaranteed by the full faith and credit of the U.S. government; for FNMA and FHLMC securities the payment of principal and interest is guaranteed by the issuing agency, but not the U.S. government. The guarantees, however, do not extend to the securities' value or yield, which like other fixed-income securities, are likely to fluctuate inversely with fluctuations in interest rates. Mortgage-backed securities have an investment characteristic that is not applicable to most other fixed-income securities. When interest rates fall appreciably, mortgage borrowers tend to refinance and prepay their mortgages, increasing the principal payments from the pool. The proceeds can then be reinvested, but only at lower rates. Thus, although the value of mortgage-backed securities will generally decrease in the same way as other bonds when interest rates are rising, their value may not increase as much when interest rates are falling.

 The same Funds may invest in mortgage-backed securities issued by private entities, such as commercial or mortgage banks, savings and loan associations, or broker-dealers, that meet the quality standards set forth above for corporate debt. The issuer's obligation may vary but often it is to "pass-through" the payments of principal and interest upon the mortgages in the pool. In some cases timely payment of principal and interest is guaranteed or insured by a third party, but in all cases, like any other fixed-income security, a default by the issuer could lead to a loss.

 The same Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-backed securities that have been partitioned into several classes with a ranked priority with respect to payments on the underlying mortgages. The prepayment risks of certain CMOs are higher than that of other mortgage-backed securities because of this partitioning. In addition, certain CMOs have encountered liquidity problems in rising interest rate environments with consequent adverse effects on their market values.

ASSET-BACKED SECURITIES

 The Global High-Yield Bond Fund, the Long-Term Bond Fund, and the Intermediate-Term Bond Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). Asset-backed commercial paper, one type of asset-backed securities, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

ADDITIONAL TYPES OF HIGH-YIELD DEBT SECURITIES

 In furtherance of their respective investment objectives, the Global High-Yield Bond Fund, Long-Term Bond Fund, and Intermediate-Term Bond Fund may invest in the following specialized types of high-yield instruments. The latter two Funds may invest up to 15% of their assets in high-yield debt securities, which may include those described below. The Global High-Yield Bond Fund may invest up to 100% of its assets in high-yield debt securities, but the Manager does not anticipate that the Fund ordinarily will invest more than 15% of its assets in the specialized instruments described below.

 Zero Coupon Bonds. Zero coupon bonds do not pay interest for several years, and then pay full coupon interest until maturity. These bonds are sold at a substantial original issue discount equal to the missing interest payment compounded at the coupon rate. Zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, while giving the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

 Zero coupon bonds bear special risks beyond those ordinarily associated with high-yield securities. Because the bonds' cash flows are deferred and because the bonds often represent very subordinated debt, their prices are subject to more volatility than most other bonds and may be more greatly affected by interest rate changes.

 Step-up Bonds. Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay a low initial interest rate for several years and then pay a higher rate until maturity. They are also issued at an original issue discount, and bear similar risks to those associated with zero coupon bonds, although generally to a lesser degree.

 Pay-in-kind Bonds. Pay-in-kind ("PIK") bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Interest rate changes tend to affect the market prices of PIK bonds to a greater extent than securities that pay interest in cash.

 Reset Bonds. The interest rate on reset bonds is adjusted periodically to a level which should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gains by the Fund. Some resets have a maximum rate, generally 2.5% or 3% above the initial rate.

 Increasing Rate Notes. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument, because the increasing rate provides an incentive for the issuer to refinance with longer-term debt. Thus, principal is likely to be repaid more quickly than with other types of high-yield securities, and it may not be possible for a Fund to reinvest the proceeds at the same rates.

OPTIONS

 Each Fund may write (i.e., sell) options under certain limitations described below. In general, (1) the Global High-Yield Bond Fund may purchase and write (i.e., sell) put and call options on stocks or stock indices that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"); (2) any Fund may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York; and (3) any Fund may purchase and write (i.e., sell) put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. The Funds will only write covered options, as explained below. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options are primarily used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. Writing covered put options also involves the risk of not being able to effect closing transactions at favorable prices or losing part or all of the securities used for cover if the price of the underlying security falls below the exercise price. Purchasing put or call options involves the risk of losing the entire premium (i.e., purchase price of the option).

OPTIONS ON EQUITY SECURITIES

 The Global High-Yield Bond Fund may purchase and write (i.e., sell) put and call options on equity securities that are traded on national securities exchanges or that are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option. The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put. The Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option is "covered" if: (1) the Fund owns the security underlying the option; or (2) the Fund has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio; or (3) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account.

 The Fund will write put options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is "covered" if: (1) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price; or (2) the Fund holds on a share-for-share basis a put on the same security as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term obligations in a segregated account.

 The Fund may purchase "protective puts," i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) of which the put may be sold.

 The Fund may purchase call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

 If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. The Fund may effect closing sale and purchase transactions. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guarantee that closing purchase or closing sale transactions can be effected.

 The Fund's use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option position. An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

 Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facility of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

OPTIONS ON STOCK INDICES

  The Global High-Yield Bond Fund may purchase and sell (i.e., write) put and call options on stock indices traded on national securities exchanges or listed on NASDAQ. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

The Fund will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. A call option is covered if the Fund follows the segregation requirements set forth in this paragraph. When the Fund writes a call option on a broadly based stock market index, the Fund will segregate or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. When the Fund writes a call option on an industry or market segment index, it will segregate or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, it will segregate or pledge to the broker as collateral, cash or U.S. government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account.

The Fund will write put options on stock indices only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is covered if: (1) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts; or (2) the Fund holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term debt obligations in a segregated account.

The Fund may purchase put and call options for hedging and investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. The Fund may effect closing sale and purchase transactions, as described above in connection with options on equity securities.

 The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

 Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. No Fund will purchase or sell any index option contract unless and until, in the subadviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

 Price movements in the Fund's equity security portfolio probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

 When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

 There are also certain special risks involved in purchasing put and call options on stock indices. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

OPTIONS ON DEBT SECURITIES

 The Funds may purchase and write (i.e., sell) put and call options on debt securities (including U.S. government debt securities) that are traded on national securities exchanges or that result from privately negotiated transactions with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York ("OTC options"). Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

A Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as explained in connection with options on equity securities, except that, in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for a Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the subadviser, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

 A Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. Each Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

 A Fund may purchase "protective puts" in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described in OPTIONS ON EQUITY SECURITIES, page 8.

 A Fund may also purchase call options on debt securities for hedging or investment purposes. No Fund intends to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

 If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, a Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Funds will seek to enter into OTC options only with dealers who agree to and which are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected.

 As explained in INVESTMENT RESTRICTIONS on page 31, no Fund other than the Global High-Yield Bond Fund may invest more than 10% of its total assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The Global High-Yield Bond Fund may invest up to 15% of its net assets (determined at the time of investment) in such securities. The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written OTC options may be considered liquid provided that the Fund sells OTC options only to qualified dealers who agree that the Fund may repurchase any OTC option it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

 The Funds' purchase and sale of exchange-traded options on debt securities will be subject to the risks described in OPTIONS ON EQUITY SECURITIES on page 8.

OPTIONS ON FOREIGN CURRENCIES

 The Funds may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade to hedge against unfavorable changes in exchange rates and to facilitate transactions involving foreign securities. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

 A Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, a Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

 If, on the other hand, a subadviser anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), a Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

 A Fund's successful use of currency exchange options on foreign currencies depends upon the subadviser's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Further, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

 The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. A Fund's ability to establish and maintain positions will depend on market liquidity. The ability of a Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

FUTURES CONTRACTS

 Each Fund may enter into futures contracts and options thereon under certain limitations described below. In general, (1) the Global High-Yield Bond Fund may buy and sell stock index futures contracts traded on a commodities exchange or board of trade and options thereon; (2) any Fund may buy and sell futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices and options thereon; and (3) any Fund may buy and sell futures contracts on foreign currencies or groups of foreign currencies and options thereon. The Funds use these instruments as a hedge against or to minimize adverse principal fluctuations or as an efficient means of adjusting their exposure to the market. The Funds do not use futures contracts or options thereon for speculation. Each Fund limits its use of futures contracts and options thereon so that no more than 5% of the Fund's total assets will be committed to initial margin deposits or premiums on options. Furthermore, immediately after entering into such contracts or purchasing such options, no more than 30% of a Fund's total assets may be represented by such contracts and options (other than futures contracts and options thereon relating to money market instruments, such as Eurodollar futures and related options). These contracts and options entail certain risks, including (but not limited to) the following: (1) no assurance that futures contracts transactions can be offset at favorable prices; (2) possible reduction of the Fund's total return due to the use of hedging; (3) possible reduction in value of both the securities hedged and the hedging instrument; (4) possible lack of liquidity due to daily limits on price fluctuation or other factors; (5) an imperfect correlation between price movements in the contract and in the securities being hedged; and (6) potential losses in excess of the amount invested in the futures contracts themselves.

STOCK INDEX FUTURES CONTRACTS

 To the extent permitted by applicable regulations, the Global High-Yield Bond Fund may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

The Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. The Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Fund may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's equity securities.

 The Fund's successful use of stock index futures contracts depends upon the subadviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

 Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the Investment Company Act of 1940 are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion.

INTEREST RATE FUTURES CONTRACTS

 To the extent permitted by applicable regulations, the Funds may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury Bonds, U.S. Treasury Notes, 3-month U.S. Treasury Bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

 A Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. A Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. To the extent permitted by applicable federal regulations, a Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its fixed-income portfolio.

 A Fund's successful use of interest rate futures contracts depends upon the subadviser's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to a Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities a Fund intends to hedge or acquire and the interest rate futures contracts available to it, a Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described in STOCK INDEX FUTURES CONTRACTS on page 18.

FOREIGN CURRENCY FUTURES CONTRACTS

 To the extent permitted by applicable regulations, a Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. See STOCK INDEX FUTURES CONTRACTS on page 18 for a general description of futures contracts. A Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases.

To the extent permitted by federal regulations, a Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in portfolio management.

 The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. A Fund's successful use of foreign currency futures contracts depends upon the subadviser's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed more fully under OPTIONS ON FOREIGN CURRENCIES on page 16 and STOCK INDEX FUTURES CONTRACTS on page 18.

OPTIONS ON FUTURES CONTRACTS

 The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

 Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If a Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 To facilitate the purchase and sale of foreign securities and to manage foreign exchange risk, each of the Funds may enter into forward contracts to purchase or sell foreign currencies. Although such instruments may reduce the risk of loss due to a decline in the value of the currency that is sold, they also limit any possible gain that might result should the currency increase. Similarly, although such instruments are used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will be accurately predicted, thus adversely affecting the Fund's total return.

 The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. The Global High-Yield Bond Fund may also enter into forward foreign currency exchange contracts for investment purposes. The other Funds will use forward foreign currency exchange contracts strictly for hedging purposes and to facilitate the purchase and sale of foreign securities.

 Additionally, when a subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. No Fund other than the Global High-Yield Bond Fund will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important that the subadvisers have the flexibility to enter into such forward contracts when it is determined that the best interests of the Funds will thereby be served. A Fund will place cash or liquid, high-grade equity or debt securities into a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

 The Funds generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

 It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

 If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

 The Funds' dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

 Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

SHORT SALES AGAINST THE BOX

 The Global High-Yield Bond Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, with or without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"); provided, that if further consideration is required in connection with the conversion or exchange, cash or U.S. government securities in an amount equal to such consideration must be put in a segregated account.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

 The Funds may purchase securities on a when-issued or delayed delivery basis (i.e., when delivery and payment take place later than the normal settlement period after the date of the transaction). A Fund will make commitments for when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Fund will maintain in a segregated account cash, U.S. government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition it could, as with the disposition of any other Fund security, incur a gain or loss due to market fluctuations. No when-issued commitments will be made if, as a result, more than 15% of the Fund's net assets would be so committed.

LENDING OF PORTFOLIO SECURITIES

 For the purpose of realizing additional income, each Fund may, as a fundamental policy, lend securities with a value of up to 33% of its total assets to unaffiliated broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Although the risks of lending portfolio securities are believed to be slight, as with other extensions of secured credit, such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed to be of good standing and will not be made unless the consideration to be earned from such loans would justify the risk.

TEMPORARY DEFENSIVE POSITIONS

 As discussed in the prospectus, each Fund may, at times, adopt a temporary defensive position. In such instances, the Fund may invest a greater proportion of its assets than normal in money market instruments, which are described below, and in investment-grade short-term debt instruments.

MONEY MARKET INSTRUMENTS

 Bank Obligations. Bank obligations include certificates of deposit, bankers' acceptances, and time deposits of domestic banks, foreign branches of U.S. banks, U.S. branches of foreign banks, foreign offices of foreign banks, savings and loan associations, or savings banks. Certificates of deposit are certificates evidencing the indebtedness of a bank to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits in a bank for a fixed period of time. Certificates of deposit include both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are dollars deposited in banks outside the United States.

 Commercial Paper. Commercial paper is a high-quality short-term promissory note of a large corporation issued to finance its current obligations. The Funds may invest in commercial paper which at the time of the investment is
(1) rated in the two highest categories by Moody's (Prime-1 and Prime-2) or by S&P (A-1 and A-2), or (2) unrated but determined by the subadviser to be of comparable quality.

 Repurchase Agreements. When a Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

 Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of the money for the period. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Funds intend only to use the reverse repurchase technique when it appears to be to their advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of a Fund's securities. The Fund will maintain in a separate account securities of the Fund that have a value equal to or greater than the Fund's commitments under reverse repurchase agreements. The value of the securities subject to reverse purchase agreements will not exceed 10% of the value of the Fund's total assets.

RATINGS OF DEBT SECURITIES

 Investment-grade bonds are debt securities that have been rated investment grade by a nationally recognized statistical rating organization ("NRSRO"), e.g., corporate debt rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or at least BBB by Standard & Poor's Corporation ("S&P") at the time of purchase. Investment-grade bonds also include unrated debt securities that a Fund's subadviser determines to be of comparable quality. High-yield debt (also know as "junk bonds") are, in contrast, generally rated below investment grade by NRSROs -- for example, ratings of Ba or lower by Moody's or of BB or lower by S&P. High-yield debt also includes unrated debt securities that a Fund's subadvisers determines to be of comparable quality.

 A description of Moody's and S&P's ratings follows.

Moody's Investors Service, Inc.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A - Bonds rated A possess many favorable investment attributes and are generally considered as upper medium grade obligations.

Baa - Bonds rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation

A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:

  - Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  -     Nature of and provisions of the obligation; and

  - Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and differ from the highest rated issues in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. As discussed in greater detail below, while such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1- The rating C1 is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

RATINGS OF COMMERCIAL PAPER

Moody's Investors Service, Inc.

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Corporation

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                           INVESTMENT RESTRICTIONS

 Certain investment restrictions are fundamental to the operations of American Odyssey Funds, Inc. and may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund, or if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

 As a result of these restrictions, none of the Funds will:

 1. Buy or sell real estate and mortgages, although the Funds may buy and sell securities that are secured by real estate and securities of real estate investment trusts and of other issuers that engage in real estate operations.

 2. Buy or sell commodities or commodity contracts, except that the Funds may purchase and sell futures contracts and related options.

 3. Buy or sell the securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund's total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

 4. Acquire securities for the purpose of exercising control or management of any company except in connection with a merger, consolidation, acquisition, or reorganization.

 5. Make a short sale of securities or maintain a short position, except that the Global High-Yield Bond Fund may make short sales against-the-box. Collateral arrangements entered into by the Funds with respect to futures contracts and related options and the writing of options are not deemed to be short sales.

 6. Purchase securities on margin or otherwise borrow money or issue senior securities except that a Fund may enter into reverse repurchase agreements and purchase securities on a when-issued or a delayed delivery basis. A Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may borrow from a bank as a temporary measure to facilitate redemptions (but not for leveraging or investment) or to exercise an option, provided that the amount borrowed does not exceed 5% of the value of the Fund's total assets (including the amount owed as a result of the borrowing) at the time the borrowing is made. Investment securities will not be purchased while borrowings are outstanding. Interest paid on borrowings will not be available for investment. Collateral arrangements entered into by a Fund with respect to futures contracts and related options and the writing of options are not deemed to be the issuance of a senior security or the purchase of a security on margin.

 7. Enter into reverse repurchase agreements if, as a result, the Fund's obligations with respect to reverse repurchase agreements would exceed 10% of the Fund's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

 8. Pledge or mortgage assets, except that not more than 10% of the value of any Fund may be pledged (taken at the time the pledge is made) to secure borrowings made in accordance with item 6 above and that a Fund may enter into reverse repurchase agreements in accordance with item 7 above. Collateral arrangements entered into by a Fund with respect to futures contracts and related options and the writing of options are not deemed to be the pledge of assets.

 9. Lend money, except that loans of up to 10% of the value of each Fund except for the Global High-Yield Bond Fund, and loans of up to 100% of the value of the Global High-Yield Bond Fund, may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by a Fund in accordance with its investment objectives and policies.

10. Underwrite the securities of other issuers, except where the Fund may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of Fund securities and with loans that a Fund may make pursuant to item 9 above.

11. Make an investment unless, when considering all its other investments, 75% of the value of a Fund's assets would consist of cash, cash items, obligations of the United States government, its agencies or instrumentalities, and other securities. For purposes of this restriction, "other securities" are limited for each issuer to not more than 5% of the value of a Fund's assets and to not more than 10% of the issuer's outstanding voting securities held by American Odyssey Funds, Inc. as a whole. Some uncertainty exists as to whether certain of the types of bank obligations in which a Fund may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "other securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "other securities" limits the amount a Fund may invest in the obligations of any one bank to 5% of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation would not apply to the purchase of such obligations.

12. Purchase securities of a company in any industry if, as a result of the purchase, a Fund's holdings of securities issued by companies in that industry would exceed 25% of the value of the Fund, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

13. Invest in illiquid securities (including repurchase agreements maturing in more than 7 days) or in the securities of issuers (other than U.S. government agencies or instrumentalities) having a record, together with predecessors, of less than 3 years' continuous operation if, regarding all such securities, more than 10% of the Fund's total assets would be invested in them, except that this restriction shall not apply to the Global High-Yield Bond Fund. For purposes of this restriction, illiquid securities are those that are subject to legal or contractual restrictions on resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading market in such securities.

 The following restrictions are nonfundamental investment policies, which means that the Board of Directors may change them without shareholder approval:

         The Global High-Yield Bond Fund may not invest more than 15% of its net assets in illiquid securities, i.e., securities subject to legal or contractual restrictions on resale or for which no readily available market exists. Restricted securities that have not been registered but may be sold and resold to institutional investors are not considered illiquid for purposes of this restriction, provided that there is dealer or institutional trading market in such securities.

        Neither the Long-Term Bond Fund nor the Intermediate-Term Bond Fund will invest more than 7.5% of total assets in debt securities from emerging markets.

        No Fund will purchase an issuer's securities if, as a result of that investment, the Funds together would own more than 5% of the outstanding voting securities of the issuer.

                           MANAGEMENT OF THE FUNDS

THE COMPANY

 American Odyssey Funds, Inc. (the "Company") was organized as a Maryland corporation in December 1992. It is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end diversified management investment company, commonly known as a "mutual fund." It is currently made up of six different "series" or Funds. Each Fund is, for investment purposes, a separate investment fund, and each issues a separate class of capital stock:
(1) American Odyssey Core Equity Fund Stock; (2) American Odyssey Emerging Opportunities Fund Stock; (3) American Odyssey International Equity Fund Stock; (4) American Odyssey Long-Term Bond Fund Stock; (5) American Odyssey Intermediate-Term Bond Fund Stock; and (6) American Odyssey Global High-Yield Bond Fund Stock. Each share of capital stock issued with respect to a Fund has a pro-rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liabilities and also its proportionate share of the general liabilities of the Company.

 The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Pursuant to current SEC requirements and staff interpretations, insurance companies will vote Fund shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by an insurance company in its general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received by that company. Under state insurance law and federal regulations, there are certain circumstances under which the insurance companies may disregard such voting instructions. If voting instructions are ever ignored, the insurance companies will so advise contract owners in the next semiannual report. The Company currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law.

 The Company is responsible for the payment of certain fees and expenses including, among others, the following: (1) management and investment advisory and subadvisory fees; (2) the fees of non-interested directors; (3) the fees of the Funds' custodian; (4) the fees of the Company's legal counsel and independent accountants; (5) brokerage commissions incurred in connection with fund transactions; (6) all taxes and charges of governmental agencies; (7) the reimbursement of organizational expenses; and (8) expenses of printing and mailing prospectuses and other expenses related to shareholder communications.

 Prior to May 1, 1998, the American Odyssey Global High-Yield Bond Fund was named the American Odyssey Short-Term Bond Fund and had a different investment objective, investment policies, investment program, investment portfolio, subadviser, and asset base.


DIRECTORS AND OFFICERS

 The affairs of the Company are managed under the direction of its Board of Directors. The Company utilizes a Manager/Subadviser structure for advisory services. The Directors decide upon matters of general policy and review the actions of the Company's investment manager and subadvisers. Pursuant to an order issued by the Securities and Exchange Commission, the Company's Board of Directors may change or add subadvisers, or amend existing subadvisory agreements in certain respects, without shareholder approval. For further information, see INVESTMENT ADVISERS, page 39.

 The Company's Directors and principal officers, their business addresses, and principal occupations for the past five years are set forth in the following table.

       NAME, ADDRESS,                 POSITION WITH                PRINCIPAL OCCUPATION
           AND AGE                     THE COMPANY                DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------
Robert C. Dughi*                     Chairman of the        Chairman of the Board and Chief
Two Tower Center                          Board             Executive Officer, CitiStreet
East Brunswick, NJ                                          Holdings LLC and various
08816                                                       affiliates.  Also:  Chairman of
Age: 54                                                     the Board and President of
                                                            Copeland Financial Services, Inc.
                                                            ("CFS") and the Manager.+



Linda Walker Bynoe                      Director            President and Chief Operating
875 N. Michigan Avenue                                      Officer, Telemat, Ltd.
Suite 2505                                                  (consulting).
Chicago, IL
60611
Age: 49

        NAME, ADDRESS                 POSITION WITH                PRINCIPAL OCCUPATION
           AND AGE                    THE COMPANY                 DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------
Jane DiRenzo Pigott                     Director            Partner, Environmental Law
35 West Wacker Drive                                        Department, Winston & Strawn (law
Suite 4000                                                  firm).
Chicago, IL
60601
Age:  44

John G. Beam, Jr.                       Director            Chairman of the Board, Acordia of
501 South 2nd Street                                        Kentucky, Inc. (insurance).
Louisville, KY                                              Prior to 1998, Chairman of the
40202                                                       Board, Harris & Harris of
Age: 54                                                     Kentucky, Inc. (insurance).

Nicholas D. Yatrakis                    Director            Physician in private practice
1 Wedgewood Way
Scotch Plains, NJ
07076
Age: 54

Raymond Martin*                         Director            President of CitiStreet Advisors
3 Pine Hill Drive                                           LLC.  Also: Principal, State
Batterymarch Park III                                       Street Capital Markets, and
Quincy, MA  02169                                           Financial Services Executive,
Age:  37                                                    State Street - Retirement
                                                            Investment Services Division.
                                                            Prior to 1997, Partner, Ayco
                                                            Company (financial planning).

William D. Valentine            Executive Vice President,   Executive Vice President, Chief
Two Tower Center                 Chief Financial Officer    Administrative Officer, Chief
East Brunswick, NJ                    and Treasurer         Financial Officer, and Treasurer,
08816                                                       CitiStreet Retirement Services
Age: 44                                                     LLC.  Also: Executive Vice
                                                            President, Chief Financial
                                                            Officer and Treasurer of CFS, the
                                                            Manager and various affiliates.+
                                                            Prior to June 2000, Americas
                                                            Operations and Technology Head,
                                                            Citibank, The Private Bank.



        NAME, ADDRESS                 POSITION WITH                PRINCIPAL OCCUPATION
           AND AGE                     THE COMPANY                DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------
Paul S. Feinberg                        President           Senior Vice President and General
Two Tower Center                                            Counsel, CitiStreet Holdings
East Brunswick, NJ                                          LLC.  Also:  Senior Vice
08816                                                       President and General Counsel of
Age: 58                                                     CFS, the Manager and various
                                                            affiliates.+

Steven I. Weinstein                     Director            Deputy General Counsel, Foster
Perryville Corporate Park                                   Wheeler Corporation; President
Clinton, NJ                                                 and Director, Foster Wheeler Real
08809                                                       Estate Development Corporation.
Age: 55

Lori M. Renzulli                        Secretar            Assistant Counsel, CitiStreet
Two Tower Center                                            Holdings LLC and various
East Brunswick, NJ                                          affiliates. Prior to January
08816                                                       1998, Legal Assistant, The
Age: 34                                                     Copeland Companies.+


 * Indicates Directors who are "interested persons" (as defined in the 1940
Act) by virtue of their affiliation with the Company.

 + Indicates positions held with affiliated persons or principal underwriters of the Company.

COMPENSATION TABLE

--------------------------------------------------------------------------------------------
                                                               TOTAL COMPENSATION FROM AOF
                                 AGGREGATE COMPENSATION FROM    AND FUND COMPLEX PAID TO
       NAME OF DIRECTOR                      AOF                        DIRECTORS
--------------------------------------------------------------------------------------------
Robert C. Dughi                 $0                            $0
--------------------------------------------------------------------------------------------
Raymond Martin                  $0                            $0
--------------------------------------------------------------------------------------------
Linda Walker Bynoe              $28,000                       $28,000
--------------------------------------------------------------------------------------------
Steven I. Weinstein             $28,000                       $28,000
--------------------------------------------------------------------------------------------
Jane DiRenzo Pigott             $28,000                       $28,000
--------------------------------------------------------------------------------------------
John G. Beam, Jr.               $28,000                       $28,000
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Nicholas D. Yatrakis            $28,000                       $28,000
--------------------------------------------------------------------------------------------

 Directors do not receive any form of deferred or retirement benefits. None of the compensated directors are members of a board of any mutual fund other than American Odyssey Funds, Inc.

 As of December 31, 2000, the directors and officers owned in the aggregate less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISERS

STRUCTURE

 The Company utilizes a Manager/Subadviser structure for advisory services. American Odyssey Funds Management LLC (the "Manager") serves as the overall investment adviser to the Company. The subadvisers perform the actual day-to-day management of the Funds. The Manager monitors the performance of the subadvisers and will recommend changes to the Board of Directors if warranted. For those Funds with more than one subadviser, the Manager allocates the Fund's assets between or among the Fund's subadvisers.

 The Company has obtained an order from the Securities and Exchange Commission that permits the Board of Directors to change subadvisers, hire additional subadvisers, or amend existing subadvisory agreements without shareholder approval. The new or amended subadvisory agreements may have different fee structures or rates than the current agreements, subject to the following maximum annual rates expressed as a percentage of average daily net assets:
Global High-Yield Bond Fund, 0.525%; Long-Term Bond Fund, 0.35%; and Intermediate-Term Bond Fund, 0.35%. These fees are in addition to the fee paid to the Manager, which is equal to an annual rate of 0.25% of each Fund's average daily net assets. The Board of Directors will approve a Fund's new or amended subadvisory agreement only if the Board determines that doing so is in the best interests of the Fund and its shareholders. In particular, the Board will not approve a new or amended subadvisory agreement that pays a subadvisory fee within these maximums but higher than the Fund currently pays unless the Board determines that the new or amended subadvisory agreement is in the best interest of the Fund and its shareholders. Any subadvisory agreement that would pay a subadvisory fee higher than these maximum rates would require shareholder approval in addition to the Board's approval.

 In the event the Board of Directors approves the hiring of a new subadviser for a Fund without shareholder approval, the Company will, within ninety days of the effective date of the subadvisory agreement, send all of that Fund's shareholders an informational statement informing them of the changes. The statement will include information about any changes caused by the addition of the new subadviser, including any applicable changes in fees.

 Pursuant to the order obtained from the Securities and Exchange Commission granting the Board of Directors authority to enter into subadvisory agreements without shareholder approval, the Company and the Manager have agreed to comply with the following conditions:


        1. Before any Fund may rely on the order requested in the application, the operation of the Fund in the manner described in the application will be approved by a majority vote of persons having voting rights with respect to the Fund or, in the case of a new Fund whose prospectus contains the disclosure contemplated by condition 2 below, by the sole initial shareholder(s) before offering shares of such Fund to the public.

        2. Any Fund relying on the requested relief will disclose in its prospectus the existence, substance, and effect of any order granted pursuant to the application. In addition, any such Fund will hold itself out to the public as employing the "manager/subadviser" structure described in the application. The prospectus will prominently disclose that the Manager has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

        3. The Manager will provide management and administrative services to the Company and, subject to the review and approval by the Board, will: (i) set each Fund's overall investment strategies; (ii) evaluate, select, and recommend subadvisers to manage all or part of a Fund's assets; (iii) allocate and, when appropriate, reallocate each Fund's assets among subadvisers; (iv) monitor and evaluate subadviser performance; and (v) oversee subadviser compliance with the applicable Fund's investment objective, policies and restrictions.

        4. A majority of the Board will be persons who are not "interested persons" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Company ("Independent Directors"), and the nomination of new or additional

        Independent Directors will be placed within the discretion of the then existing Independent Directors.

        5. The Company will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" of the Fund (as defined in section 2(a)(3) of the Investment Company Act of 1940, as amended) ("Affiliated Subadviser") other than by reason of serving as subadviser to one or more Funds without such subadvisory agreement, including the compensation to be paid thereunder, being approved by the persons having voting rights with respect to the applicable Fund.

        6. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the applicable Fund and persons having voting rights with respect to that Fund and that such change does not involve a conflict of interest from which the Manager or the Affiliated Subadviser derives an inappropriate advantage.

        7. No director, trustee, or officer of the Company or the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director, trustee or officer) any interest in a subadviser except for ownership of (i) interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager, or (ii) less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with a subadviser.

        8. Within 90 days of the hiring of any new subadviser, the Manager will furnish persons having voting rights with respect to the appropriate Fund with all information about the new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any changes caused by the addition of the new subadviser. To meet this condition, the Manager will provide persons having voting rights with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

CONTROL

 The Manager is a wholly-owned subsidiary of CitiStreet Holdings LLC, which is a wholly-owned subsidiary of CitiStreet LLC, which is jointly owned, 50% by State Street Bank and Trust Company and 50% by Keeper Holdings LLC. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Corporation. Keeper Holdings LLC is owned 81.1% by Plaza LLC, which is a wholly-owned subsidiary of The Travelers Insurance Company, which is a wholly-owned subsidiary of The Travelers Insurance Group Inc., which is a wholly-owned subsidiary of PFS Services, Inc., which is a wholly-owned subsidiary of Associated Madison Companies, Inc., which is a wholly-owned subsidiary of Citigroup Inc. The remaining 18.9% of Keeper Holdings LLC is owned by SSB Keeper Holdings LLC, which is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly-owned subsidiary of Citigroup Inc.

 Credit Suisse Asset Management LLC, the Global High-Yield Bond Fund's subadviser, is a wholly-owned subsidiary of Credit Suisse Investment Corporation, which is a wholly-owned subsidiary of Credit Suisse Asset Management Holding ("CSAMHC"). Seventy percent of CSAMHC's voting shares are held by Credit Suisse First Boston (Swiss Bank) - Credit Suisse Asset Management Business Unit, which is a wholly-owned subsidiary of Credit Suisse Group, a publicly-traded Swiss corporation. The remaining 30% of CSAMHC's voting shares are held directly by Credit Suisse Group.

 Western Asset Management Company, the Long-Term Bond Fund's subadviser, is a wholly-owned subsidiary of Legg Mason, Inc.

 Travelers Asset Management International Company LLC, the Intermediate-Bond Fund's subadviser, is a wholly-owned subsidiary of Plaza LLC, which is a wholly-owned subsidiary of The Travelers Insurance Company, which is a wholly-owned subsidiary of The Travelers Insurance Group Inc., which is a wholly-owned subsidiary of PFS Services, Inc., which is a wholly-owned subsidiary of Associated Madison Companies, Inc., which is a wholly-owned subsidiary of Citigroup Inc., a publicly-owned corporation.



FEES

 Each Fund pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of the Fund's average net assets. Each Fund pays its respective subadviser(s) directly, at the rates described below. Prior to May 1, 1998, the Manager paid each of the subadvisers out of the fees it received from the Funds. The Manager's fees (prior to any adjustment for the expense limitation agreement) at that time were equal to an annual rate of the amount the Manager paid each subadviser plus 0.25% of each Fund's average daily net assets. Thus, prior to May 1, 1998, the Manager's net fee for each Fund, after paying the subadviser(s) for that Fund, but prior to any adjustment for the expense limitation agreement, was 0.25% of that Fund's average net assets.



 Each Fund pays its subadviser (or, for any Fund with more than one subadviser, each of its subadvisers) a fee that is computed daily and paid monthly at the annual rates specified below based on the value of the Fund's average daily net assets allocated to that subadviser. Thus, for a Fund with one subadviser, the subadviser's fee is based upon the average daily net assets of the entire Fund; for a Fund with more than one subadviser, the subadviser's fee is based upon the average daily net assets actually allocated to that subadviser.

FUND & SUBADVISER                               SUBADVISER'S FEE
-----------------                               ----------------
Global High-Yield Bond Fund
  -     Credit Suisse Asset Management, LLC     0.425% of assets


Long-Term Bond Fund
  -     Western Asset Management Company        0.25% for first $250 million in assets, plus
                                                0.15% for assets over $250 million

Intermediate-Term Bond Fund
  -     Travelers Asset Management              0.25% for first $100 million in assets, plus
        International Company LLC               0.20% for next $100 million in assets, plus
                                                0.15% for assets over $200 million


For the period January 1 through April 30, 1998, the Fund paid the Manager $99,599. On May 1, 1998, the Fund became the Global High-Yield Bond Fund and adopted a different fee structure. For the period May 1, 1998 through December 31, 1998, the Fund paid the Manager and Credit Suisse Asset Management, LLC fees of $130,425 and $221,908, respectively. For 1999, the Fund paid the Manager and Credit Suisse Asset Management, LLC fees of $221,145 and $375,947, respectively. For 2000, the Fund paid the Manager and Credit Suisse Asset Management, LLC fees of $245,883 and $418,000, respectively.

 For the years 1998, 1999 and 2000, the Long-Term Bond Fund paid the Manager fees of $785,689, $621,922 and $665,534, respectively. For the years 1998, 1999, and 2000 the Fund paid Western Asset Management Company fees of $412,024, $622,283, and $649,684, respectively.

For 1998, the Fund paid the Manager and Travelers Asset Management International Company LLC ("TAMIC"), an affiliate of the Manager, aggregate fees of $589,370. For 1999, the Fund paid the Manager and TAMIC fees of $317,189 and $303,751, respectively. For 2000 the Fund paid the Manager and TAMIC fees of $333,461 and $316,769, respectively.

 The expense limitation agreement is no longer in effect for any of the Funds. Each Fund has repaid the Manager for all expenses previously reimbursed.

 For more information regarding investment advisers, see MANAGEMENT OF THE FUNDS in the prospectus.

OTHER SERVICE PROVIDERS

 Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian of the assets and is also the accounting services agent for the Funds of the Company. In that capacity various personnel at Investors Bank & Trust Company provide custodial and accounting services to, and keeps the accounts and records of, the Company. The Company pays a monthly fee based upon the total assets of the Funds at the end of the month at an annual rate of between 0.04% and 0.08% plus reimbursement of out-of-pocket expenses for obtaining information from pricing services and securities transaction charges. For both U.S. and non-U.S. assets, the annual rate is 0.08% for assets up to $250 million, 0.06% for assets over $250 million and up to $500 million, and 0.04% for assets over $500 million. For non-U.S. assets, the Company paid additional custodial expenses at annual rates of 0.04% and 0.13%, based upon the country. For the years 1998, 1999, and 2000, the Company paid $1,012,853, $1,150,450, and $811,643, respectively, to Investors Bank & Trust Company as custodian and accounting services agent. Investors Bank & Trust Company also assists the Manager in providing certain administrative services for the Company.

 American Odyssey Funds Management LLC (the "Manager"), Two Tower Center, P.O. Box 1063, East Brunswick, NJ 08816-1063, serves as transfer agent and dividend disbursing agent for the Company. The Company does not pay a separate fee for this service; rather, it reimburses the Manager for reasonable out-of-pocket expenses incurred in connection with providing the service. The Manager also provides accounting services to and keeps the accounts and records of the Company, other than those maintained by the custodian. It or an affiliated company pays the salaries and expenses of all of its and the Company's personnel except for fees and expenses of the non-interested directors. It or an affiliated company provides necessary office space, staff assistance to the Board, and all expenses incurred in connection with managing the ordinary course of the Company's business, other than the fees and expenses that are paid directly by the Company.

 KPMG LLP, 99 High Street, Boston, MA 02110-2371, serves as the Company's independent accountants, providing audit services.

CitiStreet Equities LLC, as affiliate of the Manger with the same address, serves as principal underwriter of the shares of the Company.

 BARRA Rogers Casey, Inc. ("BARRA RogersCasey"), 1 Parklands Drive, Darien, CT 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. For this assistance, the Manager (not the Company) paid BARRA RogersCasey a fee of approximately $147,000 in 1998, $147,000 in 1999, and $150,000 in 2000.



 CODES OF ETHICS

 The Company, the Manager, and the subadvisers have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940. These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading.

                            PORTFOLIO TRANSACTIONS

 A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

 Each Fund's subadviser is responsible for the selection of brokers and dealers to effect that Fund's transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers who will receive a commission paid by the Fund. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally involve any brokerage commissions. The securities are generally traded on a "net" basis with the dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed priced that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

 In purchasing and selling a Fund's portfolio securities, it is the subadvisers' policy to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund's portfolio transactions, the subadviser will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the subadviser or the Fund.

 Notwithstanding the above, under certain conditions, the Funds are authorized to pay higher brokerage commissions in return for brokerage and research services, although they have no current arrangement to do so. The subadvisers may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission or price for executing a transaction that is in excess of the commission or price another broker would have received for executing the transaction if it is determined that such commission or price is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties, but are provided to the subadviser or through broker-dealers.

 The subadvisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

 In allocating brokerage for the Funds, the subadvisers may annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services.

 The subadvisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, net prices and commissions are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the subadvisers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the subadvisers, in serving the Funds, as well as to their other clients.

 A subadviser may employ an affiliated broker to execute brokerage transactions on behalf of the Fund as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Funds may not engage in any transaction in which a subadviser or its affiliates act as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

 On occasion, an investment opportunity may be appropriate for more than one entity for which a subadviser serves as investment manager or adviser. On those occasions, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entities investment objectives and its current cash and investment positions.

 The subadvisers may enter into certain commission recapture arrangements with broker-dealers. Under these arrangements, the broker-dealer agrees to return a portion of the brokerage commission for the benefit of the fund, either in the form of a cash refund or by payment of a fund expense such as custodial expenses. Subadvisers will execute trades under such arrangements only when it is consistent with the policy to seek best execution.

 The following charts provide the aggregate amount of brokerage commissions paid by each Fund during the last three years.

                         GLOBAL HIGH-YIELD BOND FUND

                                                                           % of Dollars of
                                                                        Transactions through
                                                  % Paid to Brokers       Brokers Providing
          Year              Total Commissions     Providing Research          Research
          ----              -----------------     ------------------          --------
          1998                     $0                     0%                     0%
          1999                     $0                     0%                     0%
          2000                     $0                     0%                     0%

                             LONG-TERM BOND FUND

                                                                           % of Dollars of
                                                                        Transactions through
                                                  % Paid to Brokers      Brokers Providing
          Year              Total Commissions     Providing Research          Research
          ----              -----------------     ------------------          --------
          1998                  $122,145                  0%                     0%
          1999                   $56,468                  0%                     0%
          2000                   $62,335                   %                      %

                         INTERMEDIATE-TERM BOND FUND

                                                                           % of Dollars of
                                                                        Transactions through
                                                  % Paid to Brokers       Brokers Providing
          Year              Total Commission      Providing Research          Research
          ----              ----------------      ------------------          --------
          1997                     $0                     0%                     0%
          1998                     $0                     0%                     0%
          1999                     $0                     0%                     0%

------------------

The annual portfolio turnover rate for the Global High-Yield Bond Fund is expected to be less than 100%. The annual portfolio turnover rate for the Long-Term Bond and Intermediate-Term Bond Funds are expected to be more than 100%.

                          NET ASSET VALUE OF SHARES

 The Company sells and redeems shares of each Fund at its net asset value next determined after receipt of the purchase or redemption order. There is no sales charge or sales load on the purchase or redemption of shares.

 The net asset value of the shares of each Fund is determined once daily, as of 4:15 p.m. New York City time, on each day during which the New York Stock Exchange ("NYSE") is open for business. The NYSE is open for business Monday through Friday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Fund at such time. Expenses, including the investment management fee, are accrued daily.

 Equity securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the NYSE (which is currently 4:00 p.m. New York City time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Convertible debt securities that are actively traded in the over-the-counter, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices.

 Debt obligations (other than those with remaining maturities of less than 60 days) are valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities. Debt obligations with remaining maturities of less than 60 days will be valued at amortized cost, which approximates market value. This means that each obligation will be valued initially at its purchase price (or its market value as of the 60th day prior to maturity) and thereafter by amortizing any discount or premium uniformly to maturity, unless this method does not represent fair market value. In such cases, the security will be valued at its fair value as determined by the Manager and/or the subadvisers under the direction of the Board of Directors of the Company.

 Options traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchanges (which is currently 4:10 p.m. New York City time). Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges (which is currently 4:15 p.m. New York City time). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts.

 Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Manager and/or the subadvisers under the direction of the Board of Directors of the Company.

 Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are determined as of such times for purposes of computing a Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the applicable subadviser under procedures established by and under the general supervision of the Company's Board of Directors.


                                    TAXES

 The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). Under the relevant provisions, the Funds are not subject to federal income tax on the part of their net ordinary income and net realized capital gains that they distribute. They intend to distribute as dividends substantially all their net investment income, if any. They also declare and distribute annually all their net realized capital gains. Such dividends and distributions are automatically reinvested in additional shares of the Funds. If the Fund does not qualify under Subchapter M, it will be subject to federal income tax.

 Section 817(h) of the Internal Revenue Code requires that assets underlying variable life insurance and variable annuity contracts must meet certain diversification requirements if the contracts are to qualify as life insurance and annuity contracts. The diversification requirements ordinarily must be met within 1 year after contract owner funds are first allocated to the particular Fund, and within 30 days after the end of each calendar quarter thereafter. In order to meet the diversification requirements set forth in Treasury Regulations issued pursuant to Section 817(h), each Fund must meet one of two alternative tests. Under the first test, no more than 55% of the Fund's assets can be invested in any one investment; no more than 70% of the assets can be invested in any two investments; no more than 80% of the assets can be invested in any three investments; and no more than 90% can be invested in any four investments. Under the second test, the Fund must meet the tax law diversification requirements for a regulated investment company and no more than 55% of the value of the Fund's assets can be invested in cash, cash items, government securities, and securities of other regulated investments.

 For purposes of determining whether a variable account is adequately diversified, each United States government agency or instrumentality is treated as a separate issuer for purposes of determining whether a Fund is adequately diversified. The Company's compliance with the diversification requirements will generally limit the amount of assets that may be invested in federally insured certificates of deposit and all types of securities issued or guaranteed by each United States government agency or instrumentality.

 The International Equity Fund may be required to pay withholding or other taxes to foreign governments. If so, the taxes will reduce the Fund's dividends. Foreign tax withholding from dividends and interest (if any) is typically set at a rate between 10% and 15% if there is a treaty with the foreign government which addresses this issue. If no such treaty exists, the foreign tax withholding would be 30%. While contract owners will thus bear the cost of foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund.



                             OWNERSHIP OF SHARES

  At February 16, 2001, Travelers Universal Annuity Fund U was the holder of record of 86% of the Global High-Yield Bond Fund, 83% of the Long-Term Bond Fund, and 79% of the Intermediate-Term Bond Fund. The address for Travelers Fund U is One Tower Square, Hartford, CT 06183.


                             FINANCIAL STATEMENTS

 The Company's financial statements and financial highlights for the fiscal year ended December 31, 2000, and report of the independent accountants in the Company's Annual Report and are incorporated herein by reference.

The following are pro forma financial statements which give effect to the proposed combination of the Global High-Yield Bond Fund and the Intermediate-Term Bond Fund into the Long-Term Bond Fund.

The combined pro forma statements of assets and liabilities and portfolio of investments reflect the financial position of each Fund at December 31, 2000 and the Pro Forma Combined amounts reflect the financial position of the combined Funds as though the combination occurred as of December 31, 2000. The pro forma statements of operations reflect the results of operations for each Fund for the year-ended December 31, 2000 and the Pro Forma combined amounts reflect the financial results of the combined Funds for the year ended December 31, 2000 as though the combination occurred on January 1, 2000. The pro forma financial statements do not reflect the expenses of any Funds in carrying out their obligations under the proposed Agreements and Plans of Reorganization.

--------------------------------------------------------------------------------
COMBINED PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES
American Odyssey Funds, Inc. / December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                                          Global
                                                                                        High-Yield         Long-Term
                                                                                         Bond Fund         Bond Fund
                                                                                      ---------------  ----------------
ASSETS
     Investments in securities, at cost                                                  109,613,961       287,717,037
=======================================================================================================================
Investments in securities, at value (see accompanying Portfolio of Investments)         $ 90,840,197     $ 288,791,081
Cash                                                                                       7,501,261        19,873,991
Receivables for:                                                                                  --                --
     Investment securities sold                                                                   --        18,871,872
     Capital share subscriptions                                                              52,497                --
     Unrealized appreciation on forward foreign currency contracts                            63,522                --
     Interest                                                                              2,641,721         3,437,787
     Dividends                                                                                    --                --
     Foreign tax reclaims                                                                         --                --
Prepaid expenses                                                                               3,201             9,025
                                                                                      ---------------  ----------------
     Total assets                                                                        101,102,399       330,983,756
                                                                                      ---------------  ----------------
LIABILITIES
Payables for:
     Investment securities purchased                                                              --        17,803,856
     Delayed delivery transactions                                                                --        23,994,611
     Payable upon return of securities loaned                                              3,397,600         3,935,868
     Capital share redemptions                                                                    --             2,179
     Unrealized depreciation on forward foreign currency contracts                             3,615                --
     Variation margin on open futures contracts                                                1,766            10,250
     Options written (premiums received $195,791)                                                 --           544,421
Payable to Adviser                                                                            55,031           116,163
Accrued expenses                                                                              66,580            97,674
                                                                                      ---------------  ----------------
     Total liabilities                                                                     3,524,592        46,505,022
                                                                                      ---------------  ----------------
NET ASSETS                                                                              $ 97,577,807     $ 284,478,734
                                                                                      ===============  ================
Capital shares outstanding                                                                10,875,673        26,492,586
                                                                                      ===============  ================
Net asset value per share                                                                      $8.97            $10.74
                                                                                      ===============  ================

=======================================================================================================================
COMPOSITION OF NET ASSETS
Capital shares at par                                                                   $    108,757     $     264,926
Additional paid-in-capital                                                               110,837,646       271,285,352


Undistributed net investment income                                                       10,402,187        19,070,289
Accumulated net realized gain (loss) on investments, futures contracts,
option contracts and foreign currency transactions                                        (5,080,412)       (7,143,055)


Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies, futures contracts and option
contracts                                                                                (18,690,371)        1,001,222
                                                                                      ---------------- ----------------
                                                                                        $ 97,577,807     $ 284,478,734
                                                                                      ================ ================

                                                                                 Intermediate-
                                                                                       Term                             Combined
                                                                                    Bond Fund       Adjustments        Pro Forma
                                                                                 ----------------- --------------   ---------------
ASSETS
     Investments in securities, at cost                                               140,596,609                      537,927,607
===================================================================================================================================
Investments in securities, at value (see accompanying Portfolio of Investments)     $ 140,324,835                    $ 519,956,113
Cash                                                                                        4,300                       27,379,552
Receivables for:                                                                               --                               --
     Investment securities sold                                                                --                       18,871,872
     Capital share subscriptions                                                           40,196                           92,693
     Unrealized appreciation on forward foreign currency contracts                             --                           63,522
     Interest                                                                           2,329,392                        8,408,900
     Dividends                                                                                 --                               --
     Foreign tax reclaims                                                                      --                               --
Prepaid expenses                                                                            4,445                           16,671
                                                                                 ----------------- --------------   ---------------
     Total assets                                                                     142,703,168                      574,789,323
                                                                                 ----------------- --------------   ---------------
LIABILITIES
Payables for:
     Investment securities purchased                                                           --                       17,803,856
     Delayed delivery transactions                                                             --                       23,994,611
     Payable upon return of securities loaned                                           1,459,675                        8,793,143
     Capital share redemptions                                                                 --                            2,179
     Unrealized depreciation on forward foreign currency contracts                             --                            3,615
     Variation margin on open futures contracts                                                --                           12,016
     Options written (premiums received $195,791)                                              --                          544,421
Payable to Adviser                                                                         57,425                          228,619
Accrued expenses                                                                          114,357                          278,611
                                                                                 ----------------- --------------   ---------------
     Total liabilities                                                                  1,631,457                       51,661,071
                                                                                 ----------------- --------------   ---------------
NET ASSETS                                                                          $ 141,071,711                    $ 523,128,252
                                                                                 ================= ==============   ===============
Capital shares outstanding                                                             13,524,344     (2,179,391)(a)    48,713,212
                                                                                 ================= ==============   ===============
Net asset value per share                                                                  $10.43                           $10.74
                                                                                 ================= ==============   ===============

===================================================================================================================================
COMPOSITION OF NET ASSETS
Capital shares at par                                                                   $ 135,244                        $ 508,927
Additional paid-in-capital                                                            137,784,730                      519,907,728


Undistributed net investment income                                                     8,919,941                       38,392,417
Accumulated net realized gain (loss) on investments, futures contracts,
option contracts and foreign currency transactions                                     (5,496,430)                     (17,719,897)


Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies, futures contracts and option
contracts                                                                                (271,774)                     (17,960,923)
                                                                                 ----------------- --------------   ---------------
                                                                                    $ 141,071,711                     $523,128,252
                                                                                 ================= ==============   ===============







   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMBINED PRO FORMA STATEMENTS OF OPERATIONS
American Odyssey Funds, Inc. / For the year ended December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                Global                         Intermediate-
                                                              High-Yield        Long-Term           Term
                                                               Bond Fund        Bond Fund        Bond Fund
                                                            ---------------  --------------  ----------------
INVESTMENT INCOME
Dividends                                                     $         --    $     41,250       $        --
Interest                                                        11,117,573      20,610,693         9,727,828
                                                            ---------------  --------------  ----------------
     Total Income                                               11,117,573      20,651,943         9,727,828
                                                            ---------------  --------------  ----------------
EXPENSES
Management fees                                                    663,883       1,315,218           650,230
Audit fees                                                          10,799          15,200            15,199
Director's fees & expenses                                           9,215          27,775            12,664
Custodian fees                                                      83,188         162,777            63,343
Legal fees                                                           4,736          39,301            19,659
Printing expense                                                    30,730          68,653            40,461
Miscellaneous expense                                                3,798          10,704             5,598
                                                            ---------------  --------------  ----------------
     Total expenses before directed brokerage arrangements         806,349       1,639,628           807,154
                                                            ---------------  --------------  ----------------
Less:
     Expenses paid under directed brokerage arrangements                --              --                --
                                                            ---------------  --------------  ----------------
     Total expense reductions                                           --              --                --
                                                            ---------------  --------------  ----------------
     Net expenses                                                  806,349       1,639,628           807,154
                                                            ---------------  --------------  ----------------
     Net investment income                                      10,311,224      19,012,315         8,920,674
                                                            ---------------  --------------  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS


Net realized gain (loss) on security transactions,
futures contracts and option contracts                             567,548         266,242        (2,436,692)
Net realized gain on foreign currency transactions                  42,677              --                --
Net increase (decrease) in unrealized appreciation of
investments, futures contracts and option contracts            (14,802,415)     12,189,159         2,154,431



Net change in unrealized appreciation of foreign currency
transactions                                                        60,021              --                --
                                                            ---------------  --------------  ----------------
Net realized and unrealized gain (loss) on investments         (14,132,169)     12,455,401          (282,261)
                                                            ---------------  --------------  ----------------
Net increase (decrease) in net assets from operations         $ (3,820,945)   $ 31,467,716       $ 8,638,413
                                                            ===============  ==============  ================




                                                                                Combined
                                                               Adjustments     Pro Forma
                                                              ------------  --------------
INVESTMENT INCOME
Dividends                                                            $ --    $     41,250
Interest                                                                       41,456,094
                                                              ------------  --------------
     Total Income                                                              41,497,344
                                                              ------------  --------------
EXPENSES
Management fees                                                                 2,629,331
Audit fees                                                                         41,198
Director's fees & expenses                                                         49,654
Custodian fees                                                                    309,308
Legal fees                                                                         63,696
Printing expense                                                                  139,844
Miscellaneous expense                                                              20,100
                                                              ------------  --------------
     Total expenses before directed brokerage arrangements                      3,253,131
                                                              ------------  --------------
Less:
     Expenses paid under directed brokerage arrangements               --              --
                                                              ------------  --------------
     Total expense reductions                                          --              --
                                                              ------------  --------------
     Net expenses                                                               3,253,131
                                                              ------------  --------------
     Net investment income                                                     38,244,213
                                                              ------------  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS


Net realized gain (loss) on security transactions,
futures contracts and option contracts                                         (1,602,902)
Net realized gain on foreign currency transactions                                 42,677
Net increase (decrease) in unrealized appreciation of
investments, futures contracts and option contracts                              (458,825)



Net change in unrealized appreciation of foreign currency
transactions                                                                       60,021
                                                              ------------  --------------
Net realized and unrealized gain (loss) on investments                         (1,959,029)
                                                              ------------  --------------
Net increase (decrease) in net assets from operations                $ --    $ 36,285,184
                                                              ============  ==============






   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                           PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM         PRO FORMA
   BOND FUND         BOND FUND      BOND FUND             COMBINED
----------------------------------------------------------------------------------------------------------------------------------
                                                    FOREIGN OBLIGATIONS
                                                    Corporate Debt
                        57,000                               57,000      360 Networks, Inc.
                                                                         13.000%, 05/01/08
                     2,000,000                            2,000,000      Abbey National Capital Trust I, Variable Rate
                                                                         8.963%, 12/29/49
   400,000                                                  400,000      Ainsworth Lumber Co., Yankee-Dollar (PIK)
                                                                         12.500%, 07/15/07
   250,000                                                  250,000      Algoma Steel, Inc., Yankee-Dollar
                                                                         12.375%, 07/15/05
   350,000                                                  350,000      Asia Global Crossing, 144A
                                                                         13.375%, 10/15/10
   350,000             181,000                              531,000      Avecia Group Plc, Yankee-Dollar
                                                                         11.000%, 07/01/09
   360,000                                                  360,000      Cablevision SA
                                                                         13.750%, 05/01/09
   350,000                                                  350,000      Call-Net Enterprises, Inc., Yankee-Dollar
                                                                         8.000%, 08/15/08
   250,000                                                  250,000      Call-Net Enterprises, Inc., Yankee-Dollar, Step Up
                                                                         8.940%, 08/15/08
   350,000                                                  350,000      Canadian Forest Oil Ltd.
                                                                         8.750%, 09/15/07
   400,000                                                  400,000      Cenargo International Plc, Yankee-Dollar
                                                                         9.750%, 06/15/08
   160,000                                                  160,000      Cho Hung Bank Co.
                                                                         11.500%, 04/01/10
   685,000                                                  685,000      Compania Internacional de Telecomunicaciones SA
                                                                         10.375%, 08/01/04
   500,000                                                  500,000      Diamond Cable Communications Plc, Yankee-Dollar, Step Up
                                                                         10.750%, 02/15/07
   300,000                                                  300,000      Dolphin Telecom Plc, Yankee-Dollar, Step Up
                                                                         11.500%, 06/01/08
   400,000                                                  400,000      Doman Industries Ltd., Yankee-Dollar
                                                                         8.750%, 03/15/04
   200,000                                                  200,000      Energis Plc
                                                                         9.750%, 06/15/09
                       231,000                              231,000      Global Crossing Holdings Ltd., Yankee-Dollar
                                                                         9.500%, 11/15/09
   250,000                                                  250,000      GT Group Telecommunications, Inc.
                                                                         0.000%, 02/01/10                                  (b)
   160,000                                                  160,000      Hanvit Bank
                                                                         11.750%, 03/01/10
   350,000                                                  350,000      Hermes Euro Rail, Yankee-Dollar
                                                                         11.500%, 08/15/07
   343,200                                                  343,200      Hidroelec Piedra del Aguila SA
                                                                         8.000%, 12/31/09
   879,856                                                  879,856      Hidroelec Piedra del Aguila SA
                                                                         8.250%, 06/30/09
   400,000                                                  400,000      HMV Media Group Plc Series B, Yankee-Dollar
                                                                         10.250%, 05/15/08
                     1,350,000                            1,350,000      HSBC Capital Funding LP, 144A, Variable Rate
                                                                         10.176%, 12/31/49
                     2,150,000                            2,150,000      HypoVereinsbank, 144A
                                                                         8.741%, 06/30/31
                       550,000                              550,000      IBJ Preferred Cap LLC, 144A, Variable Rate, FLIRB
                                                                         8.790%, 12/29/49
   300,000                                                  300,000      Imax Corp., Yankee-Dollar
                                                                         7.875%, 12/01/05
   400,000                                                  400,000      Innova S de R.L.
                                                                         12.875%, 04/01/07
   400,000                                                  400,000      International Utility Structures, Yankee-Dollar
                                                                         10.750%, 02/01/08
   250,000                                                  250,000      Intrawest Corp., Yankee-Dollar
                                                                         9.750%, 08/15/08
                       630,000                              630,000      KBC Bank Fund Trust III
                                                                         9.860%, 11/29/49
                       350,000                              350,000      Koninklijke (Royal) KPN NV
                                                                         8.375%, 10/01/30
   500,000                                                  500,000      MetroNet Communications Corp., Yankee-Dollar, Step Up
                                                                         9.950%, 06/15/08
   500,000                                                  500,000      Microcell Telecommunication, Inc. Series B, Yankee-Dollar,
                                                                         Step Up
                                                                         14.000%, 06/01/06
   400,000                                                  400,000      Millar Western Forest Products, Yankee-Dollar
                                                                         9.875%, 05/15/08
   490,000                                                  490,000      Netia Holdings BV
                                                               (EUR)     13.750%, 06/15/10
   250,000                                                  250,000      Norampac, Inc., Yankee-Dollar
                                                                         9.500%, 02/01/08
                       600,000                              600,000      Pemex Finance, Ltd.
                                                                         9.030%, 02/15/11
   400,000                                                  400,000      Premier International Foods Plc
                                                                         12.000%, 09/01/09
   400,000                                                  400,000      Regional Independent Media, Yankee-Dollar
                                                                         10.500%, 07/01/08
   400,000                                                  400,000      Repap New Brunswick, Yankee-Dollar
                                                                         10.625%, 04/15/05
                       500,000                              500,000      Royal Bank of Scotland Plc
                                                                         9.118%, 03/31/49
   250,000                                                  250,000      RSL Communications Plc, Yankee-Dollar
                                                                         10.500%, 11/15/08
   400,000                                                  400,000      Sea Containers, Inc.
                                                                         10.750%, 10/15/06
                     2,300,000                            2,300,000      Sumitomo Bank Treasury, 144A, Variable Rate
                                                                         9.400%, 12/29/49
   350,000                                                  350,000      Sun International Hotels, Ltd., Yankee-Dollar
                                                                         9.000%, 03/15/07
                                 5,000,000                5,000,000      Telecom Corporation of New Zealand, Ltd., 144A
                                                                         6.250%, 02/10/03




                               VALUE
---------------------------------------------------------------------
GLOBAL HIGH-   LONG-TERM     INTERMEDIATE-TERM
YIELD BOND        BOND             BOND
  FUND            FUND             FUND         PRO FORMA COMBINED
---------------------------------------------------------------------



                   45,885                             45,885

                2,070,470                          2,070,470

332,000                                              332,000

 88,750                                               88,750

303,625                                              303,625

347,375           178,285                            525,660

263,700                                              263,700

140,000                                              140,000

 65,000                                               65,000

345,625                                              345,625

313,000                                              313,000

155,600                                              155,600

541,150                                              541,150

345,000                                              345,000

 48,000                                               48,000

176,000                                              176,000

183,000                                              183,000

                  219,450                            219,450

 83,750                                               83,750

155,600                                              155,600

147,000                                              147,000

237,666                                              237,666

565,308                                              565,308

166,000                                              166,000

                1,556,700                          1,556,700

                2,100,120                          2,100,120

                  500,500                            500,500

163,500                                              163,500

353,000                                              353,000

274,000                                              274,000

252,500                                              252,500

                  677,710                            677,710

                  320,232                            320,232

408,910                                              408,910

477,500                                              477,500

318,000                                              318,000

395,170                                              395,170

251,250                                              251,250

                  633,939                            633,939

330,000                                              330,000

410,000                                              410,000

410,000                                              410,000

                  543,960                            543,960

 17,500                                               17,500

291,000                                              291,000

                2,319,688                          2,319,688

325,500                                              325,500

                                 4,914,660         4,914,660


-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                           PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM     PRO FORMA
   BOND FUND         BOND FUND      BOND FUND         COMBINED
----------------------------------------------------------------------------------------------------------------------------------

   250,000                                             250,000      TeleWest Communications Plc, Yankee-Dollar
                                                                    9.625%, 10/01/06
   400,000                                             400,000      TeleWest Communications Plc, Yankee-Dollar, Step Up
                                                                    11.000%, 10/01/07
   250,000                                             250,000      United Pan-Europe Communications NV
                                                                    0.000%, 08/01/09                                  (b)
   300,000             100,000                         400,000      Worldwide Fiber, Inc.
                                                                    12.000%, 08/01/09



                                               Government Obligations
   690,000                                             690,000      Bulgaria Government Discount Note Series A, Variable Rate
                                                                    7.063%, 07/28/24
 1,560,000                                           1,560,000      Bulgaria-FLIRB Series A, Variable Rate
                                                                    2.750%, 07/28/12
                     2,950,000                       2,950,000      Federal Republic of Brazil
                                                                    11.000%, 08/17/40
                     1,230,000                       1,230,000      Manitoba (Province) - Series EE, Yankee-Dollar
                                                                    9.500%, 09/15/18
 1,900,000                                           1,900,000      Ministry of Finance Russia
                                                                    3.000%, 05/14/06
   575,000                                             575,000      Ministry of Finance Russia Global Bond
                                                                    10.000%, 06/26/07
   160,000                                             160,000      Ministry of Finance Russia Global Bond Series R
                                                                    8.750%, 07/24/05
   630,000                                             630,000      Ministry of Finance Russia, 144A
                                                                    11.000%, 07/24/18
   440,000                                             440,000      Ministry of Finance Russia, 144A
                                                                    12.750%, 06/24/28
                       610,660                         610,660      Panama - PDI
                                                                    4.000%, 07/17/16
                     2,000,000                       2,000,000      Quebec Province, Yankee-Dollar
                                                                    5.670%, 02/27/26
   705,000                                             705,000      Republic of Argentina
                                                                    11.375%, 01/30/17
 1,640,000                                           1,640,000      Republic of Argentina Global Bond
                                                                    9.750%, 09/19/27
                     1,180,000                       1,180,000      Republic of Argentina Global Bond
                                                                    11.375%, 03/15/10
   800,000                                             800,000      Republic of Argentina Global Bond
                                                                    11.750%, 04/07/09
 1,490,400              24,480                       1,514,880      Republic of Argentina Series BB, Variable Rate
                                                                    7.375%, 03/31/05
 1,600,000                                           1,600,000      Republic of Argentina Series L-GP, Variable Rate, Step Up
                                                                    6.000%, 03/31/23
 2,703,922                                           2,703,922      Republic of Argentina Series PRO1, Variable Rate
                                                          (ARS)     2.953%, 04/01/07
   750,000                                             750,000      Republic of Argentina Series WW
                                                                    11.000%, 12/04/05
 3,295,000                                           3,295,000      Republic of Brazil
                                                                    10.125%, 05/15/27
 1,243,725           1,083,641                       2,327,365      Republic of Brazil - C Bond, Variable Rate
                                                                    8.000%, 04/15/14
 2,512,076                                           2,512,076      Republic of Brazil - C Bond, Variable Rate (PIK)
                                                                    8.000%, 04/15/14
   590,000                                             590,000      Republic of Brazil - NMB L (Brady), Variable Rate
                                                                    7.438%, 04/15/09
                       420,000                         420,000      Republic of Colombia Global Bond
                                                                    11.750%, 02/25/20
   445,000                                             445,000      Republic of Peru, Variable Rate
                                                                    7.625%, 03/08/27
   333,333                                             333,333      Republic of Philippines
                                                                    7.938%, 06/01/08
                       650,000                         650,000      Republic of Philippines Global Bond
                                                                    9.500%, 10/21/24
                       770,000                         770,000      Republic of Philippines Global Bond
                                                                    9.875%, 01/15/19
   990,000             240,000                       1,230,000      Republic of Philippines Global Bond
                                                                    10.625%, 03/16/25
   954,644                                             954,644      Russia Federation
                                                                    8.250%, 03/31/10
 9,761,130                                           9,761,130      Russia Federation, Variable Rate
                                                                    2.500%, 03/31/30
                     6,210,000                       6,210,000      United Mexican States Global Bond
                                                                    11.500%, 05/15/26
   185,000           2,320,000                       2,505,000      United Mexican States Global Bond Series XW
                                                                    10.375%, 02/17/09





                                               TOTAL FOREIGN OBLIGATIONS
                                                  (Cost $35,765,142, $30,951,614 and $5,002,438, respectively)



                                               U.S. CORPORATE OBLIGATIONS
                                               Asset Backed And Mortgage Backed
                     1,020,000                       1,020,000      Nomura Assets Securities Corp., REMIC
                                                                    7.120%, 04/13/36



                                               Corporate Bonds & Notes

   250,000                                             250,000      Aavid Thermal Technologies, Inc.
                                                                    12.750%, 02/01/07
   250,000                                             250,000      Abraxas Petroleum Corp.
                                                                    11.500%, 11/01/04
   250,000                                             250,000      Abraxas Petroleum Corp.
                                                                    12.875%, 03/15/03
   300,000                                             300,000      Ackerley Group, Inc. Series B
                                                                    9.000%, 01/15/09
   500,000                                             500,000      Adelphia Communications Corp. Series B
                                                                    8.375%, 02/01/08
   250,000                                             250,000      Advance Stores Co., Inc. Series B
                                                                    10.250%, 04/15/08

                               VALUE
----------------------------------------------------------------------------
    GLOBAL HIGH-        LONG-TERM     INTERMEDIATE-TERM
    YIELD BOND             BOND             BOND
      FUND                 FUND             FUND         PRO FORMA COMBINED
----------------------------------------------------------------------------

        220,625                                              220,625

        354,000                                              354,000

         77,500                                               77,500

        225,000            75,000                            300,000
----------------------------------------------------------------------------
     10,558,104        11,241,939        4,914,660        26,714,703
----------------------------------------------------------------------------


        524,400                                              524,400

      1,154,400                                            1,154,400

                        2,408,675                          2,408,675

                        1,607,315                          1,607,315

        869,058                                              869,058

        417,763                                              417,763

        121,600                                              121,600

        442,575                                              442,575

        364,512                                              364,512

                          468,063                            468,063

                        1,996,420                          1,996,420

        628,155                                              628,155

      1,324,300                                            1,324,300

                        1,072,030                          1,072,030

        744,000                                              744,000

      1,354,774            22,403                          1,377,177

      1,115,270                                            1,115,270

      1,640,293                                            1,640,293

        706,875                                              706,875

      2,629,410                                            2,629,410

        961,555           841,880                          1,803,435

      1,942,149                                            1,942,149

        510,350                                              510,350

                          360,150                            360,150

        271,450                                              271,450

        291,667                                              291,667

                          599,625                            599,625

                          608,300                            608,300

        814,275           196,800                          1,011,075

        597,846                                              597,846

      3,672,625                                            3,672,625

                        7,560,675                          7,560,675

        202,760         2,546,200                          2,748,960
----------------------------------------------------------------------------
     23,302,062        20,288,536                         43,590,598
----------------------------------------------------------------------------

     33,860,166        31,530,475        4,914,660        70,305,301
----------------------------------------------------------------------------




                        1,056,324                          1,056,324
----------------------------------------------------------------------------




        213,750                                              213,750

        223,750                                              223,750

        259,375                                              259,375

        264,000                                              264,000

        435,000                                              435,000

        188,750                                              188,750

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                         PRINCIPAL AMOUNT (a)
------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM     PRO FORMA
   BOND FUND         BOND FUND      BOND FUND         COMBINED
----------------------------------------------------------------------------------------------------------------------------------
   250,000                                             250,000      Advanced Glassfiber Yarns
                                                                    9.875%, 01/15/09
                        50,000                          50,000      AES Corp. (The)
                                                                    9.375%, 09/15/10
                       144,000                         144,000      AES Corp. (The)
                                                                    9.500%, 06/01/09
   300,000                                             300,000      Aetna Industries, Inc.
                                                                    11.875%, 10/01/06
   300,000                                             300,000      Agrilink Foods, Inc.
                                                                    11.875%, 11/01/08
   400,000             251,000                         651,000      AirGate PCS, Inc., Step Up
                                                                    13.500%, 10/01/09
   246,925                                             246,925      Airplane Pass Through Trust
                                                                    10.875%, 03/15/19
                        51,000                          51,000      AK Steel Holding Corp.
                                                                    7.875%, 02/15/09
   350,000                                             350,000      Alliance Atlantis Communications, Inc.
                                                                    13.000%, 12/15/09
   278,000                                             278,000      Allied Holdings, Inc. Series B
                                                                    8.625%, 10/01/07
                       285,000                         285,000      Allied Waste North America
                                                                    10.000%, 08/01/09
   350,000                                             350,000      Allied Waste North America Series B
                                                                    7.875%, 01/01/09
   150,000              73,000                         223,000      American Axle & Manufacturing Holdings, Inc.
                                                                    9.750%, 03/01/09
   400,000                                             400,000      American Eco Corp. Series B
                                                                    9.625%, 05/15/08
   400,000                                             400,000      American Lawyer Media, Inc. Series B
                                                                    9.750%, 12/15/07
   250,000                                             250,000      American Media Operations, Inc., 144A
                                                                    10.250%, 05/01/09
                       106,000                         106,000      American Standard, Inc.
                                                                    7.375%, 04/15/05
   150,000                                             150,000      American Tissue, Inc.
                                                                    12.500%, 07/15/06
   200,000                                             200,000      Ampex Corp. Series B
                                                                    12.000%, 03/15/03
                       218,000                         218,000      Anchor Gaming, 144A
                                                                    9.875%, 10/15/08
   300,000                                             300,000      Anthony Crane Rentals Series B
                                                                    10.375%, 08/01/08
   300,000                                             300,000      Applied Extrusion Technologies, Inc. Series B
                                                                    11.500%, 04/01/02
   400,000                                             400,000      Archibald Candy Corp.
                                                                    10.250%, 07/01/04
                     2,000,000                       2,000,000      Associates Corporation of North America
                                                                    8.150%, 08/01/09
   400,000                                             400,000      Aurora Foods, Inc. Series B
                                                                    8.750%, 07/01/08
   350,000                                             350,000      Autotote Corp.
                                                                    12.500%, 08/15/10
                        66,000                          66,000      Avis Group Holdings, Inc.
                                                                    11.000%, 05/01/09
   250,000                                             250,000      Aztar Corp.
                                                                    8.875%, 05/15/07
   300,000                                             300,000      B&G Foods, Inc., 144A
                                                                    9.625%, 08/01/07
   250,000                                             250,000      Ball Corp.
                                                                    8.250%, 08/01/08
   250,000                                             250,000      Bayou Steel Corp.
                                                                    9.500%, 05/15/08
   550,000                                             550,000      Belko Oil & Gas
                                                                    8.875%, 09/15/07
                     2,400,000                       2,400,000      Bellsouth Telecommunication Corp.
                                                                    7.000%, 10/01/25
   200,000                                             200,000      Bellwether Exploration Co.
                                                                    10.875%, 04/01/07
   250,000                                             250,000      Big City Radio, Inc., Step Up
                                                                    11.250%, 03/15/05
                     4,358,501                       4,358,501      Blackrock Capital Financial
                                                                    7.220%, 11/25/28
                       222,000                         222,000      Blount, Inc., 144A
                                                                    13.000%, 08/01/09
   150,000                                             150,000      Bluegreen Corp.
                                                                    10.500%, 04/01/08
   300,000                                             300,000      Booth Creek Ski Holdings
                                                                    12.500%, 03/15/07
   375,000                                             375,000      Boyd Gaming Corp.
                                                                    9.500%, 07/15/07
   250,000                                             250,000      Brand Scaffold Services, Inc.
                                                                    10.250%, 02/15/08
   400,000                                             400,000      Building Materials Corp. Series B
                                                                    7.750%, 07/15/05
                       390,000                         390,000      Burlington Northern Santa Fe Corp.
                                                                    6.375%, 12/15/05
   400,000              66,000                         466,000      Calpine Corp.
                                                                    7.750%, 04/15/09
   250,000                                             250,000      Carrols Corp.
                                                                    9.500%, 12/01/08
                        53,000                          53,000      Century Communications
                                                                    8.875%, 01/15/07
   500,000                                             500,000      Century Communications Corp. Series B
                                                                    0.000%, 01/15/08                                  (b)
   150,000                                             150,000      Charter Communications Holdings
                                                                    10.250%, 01/15/10
   250,000                                             250,000      Charter Communications Holdings LLC Series B
                                                                    9.920%, 04/01/11
                       336,000                         336,000      Charter Communications, Inc.
                                                                    8.625%, 04/01/09



                               VALUE
----------------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
----------------------------------------------------------------------------

 201,250                                              201,250

                    51,250                             51,250

                   149,760                            149,760

 150,000                                              150,000

 197,250                                              197,250

 230,000           144,325                            374,325

 182,637                                              182,637

                    44,880                             44,880

 348,687                                              348,687

 204,330                                              204,330

                   270,037                            270,037

 326,375                                              326,375

 127,500            61,320                            188,820

   8,500                                                8,500

 352,000                                              352,000

 244,375                                              244,375

                   102,025                            102,025

 120,750                                              120,750

 101,000                                              101,000

                   225,085                            225,085

 115,875                                              115,875

 175,500                                              175,500

 198,000                                              198,000

                 2,151,100                          2,151,100

 279,000                                              279,000

 330,750                                              330,750

                    71,280                             71,280

 242,500                                              242,500

 194,250                                              194,250

 240,625                                              240,625

  89,375                                               89,375

 517,000                                              517,000

                 2,233,248                          2,233,248

 190,000                                              190,000

 112,500                                              112,500

                 4,371,859                          4,371,859

                   172,050                            172,050

  80,250                                               80,250

 220,500                                              220,500

 341,250                                              341,250

 225,937                                              225,937

 102,000                                              102,000

                   387,055                            387,055

 373,251            61,586                            434,837

 163,125                                              163,125

                    47,170                             47,170

 195,000                                              195,000

 147,000                                              147,000

 145,625                                              145,625

                   306,600                            306,600

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                      PRINCIPAL AMOUNT (a)
------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM    PRO FORMA
   BOND FUND         BOND FUND      BOND FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
   300,000                                             300,000      Circus Circus
                                                                    9.250%, 12/01/05
                                     5,800,000       5,800,000      CIT Group Holdings, Inc.
                                                                    5.910%, 11/23/05
                    1,000,000                        1,000,000      CIT Group Holdings, Inc.
                                                                    8.375%, 11/01/01
   350,000                                             350,000      Citadel Broadcasting Co.
                                                                    9.250%, 11/15/08
                       89,000                           89,000      Classic Cable, Inc.
                                                                    10.500%, 03/01/10
   250,000                                             250,000      Classic Cable, Inc. Series B
                                                                    9.375%, 08/01/09
   400,000             90,000                          490,000      CMS Energy Corp.
                                                                    7.500%, 01/15/09
                                     1,450,000       1,450,000      CMS Energy Corp.
                                                                    7.625%, 11/15/04
                      115,000                          115,000      CMS Energy Corp.
                                                                    9.875%, 10/15/07
                                     3,200,000       3,200,000      CMS Energy Corp. Series B
                                                                    6.750%, 01/15/04
   300,000                                             300,000      Coast Hotels & Casino
                                                                    9.500%, 04/01/09
   400,000                                             400,000      Coaxial Communications, Inc.
                                                                    10.000%, 08/15/06
   250,000                                             250,000      Coinstar, Inc., Step Up
                                                                    13.000%, 10/01/06
   350,000             59,000                          409,000      Collins & Aikman Corp.
                                                                    11.500%, 04/15/06
   400,000                                             400,000      Collins & Aikman Corp. Series B
                                                                    10.000%, 01/15/07
   150,000                                             150,000      Colo.com, 144A
                                                                    13.875%, 03/15/10
                                     1,000,000       1,000,000      Columbia/HCA Healthcare Corp.
                                                                    6.630%, 07/15/45
                                     3,000,000       3,000,000      Columbia/HCA Healthcare Corp.
                                                                    6.870%, 09/15/03
                                     5,700,000       5,700,000      Comdisco, Inc., Series MTNH
                                                                    7.250%, 09/20/01
                    1,350,000                        1,350,000      Commonwealth Edison Co.
                                                                    8.375%, 02/15/23
                      500,000                          500,000      Commonwealth Edison Co.
                                                                    8.625%, 02/01/22
   300,000                                             300,000      Condor Systems, Inc.
                                                                    11.875%, 05/01/09
   300,000                                             300,000      Continental Resources, Inc.
                                                                    10.250%, 08/01/08
   348,000                                             348,000      Contour Energy Co.
                                                                    14.000%, 04/15/03
                                     5,800,000       5,800,000      Cox Communications, Inc.
                                                                    7.750%, 11/01/10
                      197,000                          197,000      Crown Castle International Corp.
                                                                    10.750%, 08/01/11
   250,000                                             250,000      Crown Paper Co.
                                                                    11.000%, 09/01/05
   250,000                                             250,000      CSC Holdings, Inc.
                                                                    7.875%, 12/15/07
   250,000                                             250,000      CSC Holdings, Inc.
                                                                    10.500%, 05/15/16
                      760,000                          760,000      CSX Corp.
                                                                    7.450%, 05/01/07
                                     5,800,000       5,800,000      CSX Corp.
                                                                    9.000%, 08/15/06
   400,000                                             400,000      Cumulus Media, Inc.
                                                                    10.375%, 07/01/08
                                     1,400,000       1,400,000      Dayton Hudson Co.
                                                                    6.800%, 10/01/01
   400,000                                             400,000      Diamond Brands, Inc.
                                                                    10.125%, 04/15/08
   300,000                                             300,000      Diamond Triumph Autoglass
                                                                    9.250%, 04/01/08
   600,000                                             600,000      DIVA Systems Corp. Series B, Step Up
                                                                    12.625%, 03/01/08
   250,000                                             250,000      Dobson/Sygnet Communications Corp.
                                                                    12.250%, 12/15/08
                    2,380,000                        2,380,000      Dow Chemical Co. (The)
                                                                    7.375%, 11/01/29
                      760,000                          760,000      Dresdner Funding Trust I, 144A
                                                                    8.151%, 06/30/31
   250,000                                             250,000      Dura Operating Corp. Series B
                                                                    9.000%, 05/01/09
   400,000                                             400,000      e. spire Communications, Inc., Step Up
                                                                    10.625%, 07/01/08
   500,000                                             500,000      e. spire Communications, Inc., Step Up
                                                                    13.000%, 11/01/05
   400,000                                             400,000      Eagle Family Foods Series B
                                                                    8.750%, 01/15/08
    15,983                                              15,983      Earthwatch, Inc.
                                                                    0.000%,                                           *
   300,000                                             300,000      Earthwatch, Inc.
                                                                    13.000%, 07/15/07
                      100,000                          100,000      Echostar Broadband Corp., 144A
                                                                    10.375%, 10/01/07
   400,000             78,000                          478,000      Echostar DBS Corp.
                                                                    9.375%, 02/01/09
   250,000                                             250,000      Eldorado Resorts LLC, 144A
                                                                    10.500%, 08/15/06
   400,000                                             400,000      Exodus Communications, Inc.
                                                                    11.250%, 07/01/08
                   18,500,000                       18,500,000      Financing Corp. Series D-P
                                                                    0.000%, 08/03/18                                  (b)


                               VALUE
----------------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
----------------------------------------------------------------------------
   292,500                                              292,500

                                    5,488,598         5,488,598

                   1,012,090                          1,012,090

   337,750                                              337,750

                      40,495                             40,495

   113,750                                              113,750

   367,411            82,668                            450,079

                                    1,392,769         1,392,769

                     120,504                            120,504

                                    3,024,074         3,024,074

   292,125                                              292,125

   382,500                                              382,500

   249,375                                              249,375

   274,750            45,430                            320,180

   434,000                                              434,000

    95,250                                               95,250

                                      975,360           975,360

                                    2,883,750         2,883,750

                                    5,293,476         5,293,476

                   1,393,092                          1,393,092

                     523,055                            523,055

   198,750                                              198,750

   261,750                                              261,750

   363,660                                              363,660

                                    6,004,102         6,004,102

                     205,865                            205,865

    50,000                                               50,000

   251,862                                              251,862

   272,500                                              272,500

                     783,963                            783,963

                                    6,412,132         6,412,132

   323,000                                              323,000

                                    1,402,506         1,402,506

    82,000                                               82,000

   220,500                                              220,500

   240,000                                              240,000

   247,500                                              247,500

                   2,425,482                          2,425,482

                     677,301                            677,301

   208,750                                              208,750

    78,000                                               78,000

   150,000                                              150,000

   200,000                                              200,000

    11,987                                               11,987

   211,500                                              211,500

                      98,750                             98,750

   390,000            75,660                            465,660

   248,750                                              248,750

   358,000                                              358,000

                   6,392,120                          6,392,120

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                      PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM    PRO FORMA
   BOND FUND         BOND FUND      BOND FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
   300,000                                             300,000      Fisher Scientific International, Inc.
                                                                    9.000%, 02/01/08
   300,000                                             300,000      Fitzgerald Gaming Corp. Series B
                                                                    12.250%, 12/15/04
   300,000                                             300,000      Fleming Companies, Inc. Series B
                                                                    10.500%, 12/01/04
                        89,000                          89,000      Flextronics International Ltd.
                                                                    9.875%, 07/01/10
   296,000                                             296,000      Flooring America, Inc.
                                                                    9.250%, 10/15/07
                        87,000                          87,000      Focal Communications Corp.
                                                                    11.875%, 01/15/10
   500,000                                             500,000      Focal Communications Corp. Series B, Step Up
                                                                    12.125%, 02/15/08
                     2,500,000                       2,500,000      Ford Motor Co.
                                                                    7.700%, 05/15/69
                     2,000,000                       2,000,000      Ford Motor Credit Corp.
                                                                    5.750%, 01/25/01
   300,000                                             300,000      Fountain View, Inc. Series B
                                                                    11.250%, 04/15/08
   300,000                                             300,000      Four M Corp. Series B
                                                                    12.000%, 06/01/06
                        98,000                          98,000      Fresenius Medical Care AG
                                                                    9.000%, 12/01/06
   250,000                                             250,000      Friendly Ice Cream Corp.
                                                                    10.500%, 12/01/07
   300,000                                             300,000      Frontier Oil Corp.
                                                                    11.750%, 11/15/09
   250,000                                             250,000      FrontierVision Operating Partners LP Series B, Step Up
                                                                    11.875%, 09/15/07
   250,000                                             250,000      Galaxy Telecommunications LP
                                                                    12.375%, 10/01/05
   400,000                                             400,000      Galey & Lord, Inc., 144A
                                                                    9.125%, 03/01/08
   350,000                                             350,000      Gaylord Container Corp. Series B
                                                                    9.750%, 06/15/07
   400,000                                             400,000      General Binding Corp.
                                                                    9.375%, 06/01/08
                       350,000                         350,000      General Motors Acceptance Corp.
                                                                    9.625%, 12/15/01
                     4,700,000                       4,700,000      General Motors Acceptance Corp. - Units
                                                                    0.000%, 06/15/15                                  (b)
   300,000                                             300,000      Geo Specialty Chemicals
                                                                    10.125%, 08/01/08
                        89,000                          89,000      Georgia Gulf Corp.
                                                                    10.375%, 11/01/07
                       326,678                         326,678      GG1B Funding Corp.
                                                                    7.430%, 01/15/11
   250,000                                             250,000      Global Crossing Holdings Ltd.
                                                                    9.625%, 05/15/08
   250,000                                             250,000      Global Crossing Holdings Ltd., 144A
                                                                    9.125%, 11/15/06
   250,000                                             250,000      Globalstar L.P.
                                                                    11.500%, 06/01/05
   300,000                                             300,000      Globe Manufacturing Corp. Series B
                                                                    10.000%, 08/01/08
   300,000                                             300,000      Golden Sky DBS, Inc. Series B, Step Up
                                                                    13.500%, 03/01/07
   350,000                                             350,000      Gothic Production Corp. Series B
                                                                    11.125%, 05/01/05
   400,000                                             400,000      Granite Broadcasting Corp.
                                                                    8.875%, 05/15/08
   400,000                                             400,000      Great Lakes Carbon Corp. Series B (PIK)
                                                                    10.250%, 05/15/08
   400,000                                             400,000      GST USA, Inc., Step Up
                                                                    13.875%, 12/15/05
                     2,400,000                       2,400,000      GTE Corp.
                                                                    6.940%, 04/15/28
   500,000                                             500,000      Hard Rock Hotel, Inc. Series B
                                                                    9.250%, 04/01/05
   350,000                                             350,000      Hayes Lemerez International, Inc. Series B
                                                                    8.250%, 12/15/08
                       128,000                         128,000      Hercules, Inc.
                                                                    11.125%, 11/15/07
   400,000                                             400,000      HMH Properties Series B
                                                                    7.875%, 08/01/08
                        23,000                          23,000      HMH Properties, Inc., Series C
                                                                    8.450%, 12/01/08
   250,000                                             250,000      Holley Performance Products
                                                                    12.250%, 09/15/07
   450,000                                             450,000      Hollinger International Publishing, Inc.
                                                                    9.250%, 02/01/06
   250,000                                             250,000      Hollywood Casino Corp.
                                                                    11.250%, 05/01/07
   400,000                                             400,000      Hollywood Park, Inc. Series B
                                                                    9.500%, 08/01/07
   400,000                                             400,000      Home Products International, Inc.
                                                                    9.625%, 05/15/08
   300,000                                             300,000      Horizon PCS, Inc.
                                                                    14.000%, 10/01/10                                 (b)
   350,000                                             350,000      Horseshoe Gaming LLC Series B
                                                                    9.375%, 06/15/07
                       122,000                         122,000      Horseshoe Gaming LLC, 144A
                                                                    8.625%, 05/15/09
                        23,000                          23,000      Host Marriott Corp.
                                                                    9.250%, 10/01/07
                                 3,000,000           3,000,000      Household Finance Corp.
                                                                    6.900%, 10/01/37
   250,000                                             250,000      HS Resources
                                                                    9.250%, 11/15/06




                               VALUE
----------------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
----------------------------------------------------------------------------

  279,750                                              279,750

  168,000                                              168,000

  229,500                                              229,500

                     89,445                             89,445

    5,920                                                5,920

                     59,595                             59,595

  210,000                                              210,000

                  2,346,675                          2,346,675

                  1,999,100                          1,999,100

  121,500                                              121,500

  282,750                                              282,750

                     95,305                             95,305

  146,250                                              146,250

  298,875                                              298,875

  216,250                                              216,250

   97,500                                               97,500

  216,000                                              216,000

  224,000                                              224,000

  294,000                                              294,000

                    359,723                            359,723

                  1,529,850                          1,529,850

  253,500                                              253,500

                     82,992                             82,992

                    328,566                            328,566

  236,250                                              236,250

  240,625                                              240,625

   28,125                                               28,125

       30                                                   30

  195,000                                              195,000

  373,625                                              373,625

  246,000                                              246,000

  209,000                                              209,000

  146,000                                              146,000

                  2,202,528                          2,202,528

  447,500                                              447,500

  227,500                                              227,500

                    128,640                            128,640

  386,000                                              386,000

                     22,425                             22,425

  133,750                                              133,750

  450,000                                              450,000

  259,375                                              259,375

  396,000                                              396,000

  226,000                                              226,000

  124,500                                              124,500

  350,000                                              350,000

                    117,730                            117,730

                     23,000                             23,000

                                   2,753,484         2,753,484

  252,500                                              252,500

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                           PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM     PRO FORMA
   BOND FUND         BOND FUND      BOND FUND         COMBINED
----------------------------------------------------------------------------------------------------------------------------------
   350,000           157,000                           507,000      Huntsman Corp., 144A
                                                                    9.500%, 07/01/07
                     615,000                           615,000      Huntsman ICI Chemicals, 144A
                                                                    0.000%, 12/31/09                                  (b)
   400,000                                             400,000      Hyperion Telecommunications, Inc. Series B, Step Up
                                                                    13.000%, 04/15/03
   400,000           102,000                           502,000      ICN Pharmaceuticals, Inc. Series B
                                                                    9.250%, 08/15/05
   250,000                                             250,000      IMPSAT Fiber Networks, Inc.
                                                                    13.750%, 02/15/05
   400,000                                             400,000      InSight Health Services Corp.
                                                                    9.625%, 06/15/08
   400,000                                             400,000      Insight Midwest/Insight Capital
                                                                    9.750%, 10/01/09
                     128,000                           128,000      Insight Midwest/Insight Capital
                                                                    10.500%, 11/01/10
   300,000                                             300,000      Interep National Radio Sales, Inc. Series B
                                                                    10.000%, 07/01/08
   250,000                                             250,000      Intermedia Communication, Inc. Series B
                                                                    8.600%, 06/01/08
                   2,000,000                         2,000,000      International Paper Co.
                                                                    7.000%, 06/01/01
                                      4,300,000      4,300,000      International Paper Co.
                                                                    8.125%, 07/08/05
   350,000            19,000                           369,000      Isle of Capri Casinos, Inc.
                                                                    8.750%, 04/15/09
   400,000                                             400,000      ITCDeltaCom, Inc.
                                                                    8.875%, 03/01/08
   335,000                                             335,000      Jackson Products, Inc.
                                                                    9.500%, 04/15/05
   400,000                                             400,000      James Cable Partners LP Series B
                                                                    10.750%, 08/15/04
   265,266                                             265,266      Jazz Casino Co.
                                                                    5.927%, 11/15/09
   250,000                                             250,000      JL French Auto Casting
                                                                    11.500%, 06/01/09
   400,000                                             400,000      Jones Intercable, Inc.
                                                                    8.875%, 04/01/07
                   2,000,000                         2,000,000      JP Morgan Co., Variable Rate
                                                                    6.902%, 02/15/12
                   1,500,000                         1,500,000      JPM Capital Trust I
                                                                    7.540%, 01/15/27
   250,000                                             250,000      Key Energy Services, Inc.
                                                                    14.000%, 01/15/09
   400,000                                             400,000      Keystone Consolidated Industries, Inc.
                                                                    9.625%, 08/01/07
   300,000                                             300,000      Knology Holdings, Inc., Step Up
                                                                    11.875%, 10/15/07
                                      5,800,000      5,800,000      Koninklijke KPN NV, 144A
                                                                    7.500%, 10/01/05
   400,000                                             400,000      L-3 Communications Corp.
                                                                    8.500%, 05/15/08
   200,000                                             200,000      La Petite Academy/LPA Holdings
                                                                    10.000%, 05/15/08
   400,000                                             400,000      Laroche Industries, Inc. Series B
                                                                    9.500%, 09/15/07
                     136,000                           136,000      Las Vegas Sands, Inc.
                                                                    12.250%, 11/15/04
                     360,000                           360,000      Lear Corp.
                                                                    7.960%, 05/15/05
   400,000           280,000                           680,000      Level 3 Communications, Inc.
                                                                    9.125%, 05/01/08
                      21,000                            21,000      Level 3 Communications, Inc.
                                                                    11.000%, 03/15/08
                   2,000,000                         2,000,000      Lockheed Martin Corp.
                                                                    6.850%, 05/15/01
                     930,000                           930,000      Lockheed Martin Corp.
                                                                    8.500%, 12/01/29
   400,000                                             400,000      Lodestar Holdings, Inc.
                                                                    11.500%, 05/15/05
                     600,000                           600,000      Loews Corp.
                                                                    7.625%, 06/01/23
                      33,000                            33,000      Lyondell Chemical Co.
                                                                    9.625%, 05/01/07
   300,000            50,000                           350,000      Lyondell Chemical Co.
                                                                    9.875%, 05/01/07
   300,000                                             300,000      Madison River Capital LLC/Finance
                                                                    13.250%, 03/01/10
   200,000                                             200,000      Magellan Health Services, Inc.
                                                                    9.000%, 02/15/08
   400,000                                             400,000      Magnum Hunter Resources, Inc.
                                                                    10.000%, 06/01/07
   250,000                                             250,000      Majestic Star Casino LLC Series B
                                                                    10.875%, 07/01/06
   350,000                                             350,000      Mandalay Resort Group
                                                                    10.250%, 08/01/07
                     640,000                           640,000      Marconi Corp. Plc
                                                                    8.375%, 09/15/30
                     169,000                           169,000      McLeod USA, Inc.
                                                                    8.125%, 02/15/09
                     106,000                           106,000      McLeod USA, Inc.
                                                                    9.500%, 11/01/08
   200,000                                             200,000      McLeodUSA, Inc.
                                                                    11.500%, 05/01/09
   500,000                                             500,000      McLeodUSA, Inc., Step Up
                                                                    10.500%, 03/01/07
   350,000                                             350,000      Mediacom LLC
                                                                    7.875%, 02/15/11
                     228,000                           228,000      Metromedia Fiber Network, Inc.
                                                                    10.000%, 11/15/08





                               VALUE
----------------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
----------------------------------------------------------------------------
211,750            91,060                            302,810

                  172,200                            172,200

296,000                                              296,000

388,000            98,940                            486,940

165,625                                              165,625

374,000                                              374,000

399,000                                              399,000

                  133,440                            133,440

226,500                                              226,500

176,250                                              176,250

                2,004,200                          2,004,200

                                 4,465,928         4,465,928

311,500            16,815                            328,315

290,000                                              290,000

289,775                                              289,775

254,000                                              254,000

 30,506                                               30,506

136,250                                              136,250

424,652                                              424,652

                1,777,740                          1,777,740

                1,320,060                          1,320,060

285,000                                              285,000

182,000                                              182,000

 58,500                                               58,500

                                 5,605,584         5,605,584

381,000                                              381,000

107,000                                              107,000

 28,000                                               28,000

                  136,680                            136,680

                  340,239                            340,239

320,000           224,000                            544,000

                   18,375                             18,375

                2,003,500                          2,003,500

                1,058,445                          1,058,445

 37,000                                               37,000

                  533,466                            533,466

                   32,010                             32,010

291,000            48,500                            339,500

196,500                                              196,500

141,000                                              141,000

394,000                                              394,000

216,250                                              216,250

347,375                                              347,375

                  582,739                            582,739

                  146,185                            146,185

                   96,460                             96,460

199,500                                              199,500

420,000                                              420,000

296,625                                              296,625

                  189,810                            189,810

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                           PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM    PRO FORMA
   BOND FUND         BOND FUND      BOND FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
   300,000            71,000                           371,000      MGM Grand, Inc.
                                                                    9.750%, 06/01/07
   400,000                                             400,000      Mohegan Tribal Gaming Authority
                                                                    8.750%, 01/01/09
   380,000                                             380,000      Motors and Gears, Inc. Series D
                                                                    10.750%, 11/15/06
   200,000                                             200,000      Mrs. Fields Holding Co. - Unit, Step Up
                                                                    14.000%, 12/01/05
   400,000                                             400,000      Mrs. Fields Original Cookies Series D
                                                                    10.125%, 12/01/04
                     700,000                           700,000      NBD Bank N.A.
                                                                    8.250%, 11/01/24
   400,000                                             400,000      NE Restaurant Co., Inc.
                                                                    10.750%, 07/15/08
   250,000                                             250,000      Nebraska Book Co., Inc.
                                                                    8.750%, 02/15/08
                     600,000                           600,000      News America Holdings
                                                                    8.250%, 10/17/96
                     400,000                           400,000      News America, Inc.
                                                                    6.750%, 01/09/38
                   2,020,000                         2,020,000      News America, Inc., 144A
                                                                    7.625%, 11/30/28
                     115,000                           115,000      Nextel Communications, Inc.
                                                                    9.375%, 11/15/09
   400,000                                             400,000      Nextel Communications, Inc., 144A, Step Up
                                                                    12.750%, 08/01/10
   500,000                                             500,000      Nextel Communications, Inc., Step Up
                                                                    9.950%, 02/15/08
   325,000                                             325,000      Nextel Partner, Inc., Step Up
                                                                    14.000%, 02/01/09
   300,000                                             300,000      NEXTLINK Communications, Inc.
                                                                    9.625%, 10/01/07
                     316,000                           316,000      NEXTLINK Communications, Inc.
                                                                    10.750%, 06/01/09
                   2,000,000                         2,000,000      Niagara Mohawk Power Corp.
                                                                    7.750%, 05/15/06
                     900,000                           900,000      Niagara Mohawk Power Series G
                                                                    7.750%, 10/01/08
                     900,000                           900,000      Niagara Mohawk Power Series H, Step Up
                                                                    8.500%, 07/01/10
                                      6,000,000      6,000,000      NiSource Finance Corp.
                                                                    7.625%, 11/15/05
                                      5,400,000      5,400,000      Norfolk Southern Corp.
                                                                    6.875%, 05/01/01
                   1,490,000                         1,490,000      Norfolk Southern Corp.
                                                                    7.800%, 05/15/27
                     140,000                           140,000      Nortek, Inc. Series B
                                                                    8.875%, 08/01/08
   400,000                                             400,000      Northland Cable Television
                                                                    10.250%, 11/15/07
   250,000                                             250,000      NorthPoint Communications Group, Inc.
                                                                    12.875%, 02/15/10
   500,000            20,000                           520,000      NTL Communications Corp. Series B, Step Up
                                                                    12.375%, 10/01/08
                     125,000                           125,000      NTL, Inc.
                                                                    11.500%, 02/01/06
   250,000            70,000                           320,000      NTL, Inc., Step Up
                                                                    9.750%, 04/01/08
   300,000                                             300,000      Nuevo Energy Co.
                                                                    9.500%, 06/01/08
   300,000                                             300,000      Olympus Communications LP - Series B
                                                                    10.625%, 11/15/06
   250,000                                             250,000      Orion Network, Inc.
                                                                    11.250%, 01/15/07
                     184,000                           184,000      Orion Power Holdings, Inc.
                                                                    12.000%, 05/01/10
                                      4,600,000      4,600,000      Orix Credit Alliance, Inc. MTN, 144A
                                                                    6.780%, 05/15/01
                                      5,800,000      5,800,000      Osprey Trust, 144A
                                                                    8.310%, 01/15/03
   400,000                                             400,000      Outboard Marine Corp. Series B
                                                                    10.750%, 06/01/08
   350,000                                             350,000      Owens-Illinois, Inc.
                                                                    8.100%, 05/15/07
   350,000                                             350,000      Oxford Automotive, Inc. Series D
                                                                    10.125%, 06/15/07
   150,000           126,000                           276,000      P & L Coal Holdings Corp. Series B
                                                                    9.625%, 05/15/08
   300,000                                             300,000      Packaged Ice, Inc. Series B
                                                                    9.750%, 02/01/05
   250,000                                             250,000      Pac-West Telecomm, Inc.
                                                                    13.500%, 02/01/09
   400,000           115,000                           515,000      Park Place Entertainment
                                                                    9.375%, 02/15/07
                                      5,700,000      5,700,000      Park Place Entertainment Corp.
                                                                    7.950%, 08/01/03
   400,000                                             400,000      Parker Drilling Co.
                                                                    9.750%, 11/15/06
   400,000                                             400,000      Pep Boys (The) - Manny, Moe & Jack
                                                                    6.920%, 07/07/06
                     970,000                           970,000      Pepsi Bottling Group, Inc. Series B
                                                                    7.000%, 03/01/29
                     740,000                           740,000      Philip Morris Co., Inc., 144A
                                                                    7.000%, 07/15/05
   400,000                                             400,000      Philipp Brothers Chemicals, Inc.
                                                                    9.875%, 06/01/08
   300,000                                             300,000      Pioneer Americas Acquisition Corp. Series B
                                                                    9.250%, 06/15/07
   300,000           105,000                           405,000      Pioneer Natural Resource
                                                                    9.625%, 04/01/10




                               VALUE
----------------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
----------------------------------------------------------------------------

315,000            74,550                            389,550
        `
399,000                                              399,000

340,100                                              340,100

 91,000                                               91,000

344,000                                              344,000

                  751,079                            751,079

278,000                                              278,000

206,250                                              206,250

                  542,988                            542,988

                  372,052                            372,052

                1,736,998                          1,736,998

                  108,100                            108,100

321,000                                              321,000

360,000                                              360,000

218,562                                              218,562

237,000                                              237,000

                  257,540                            257,540

                2,097,200                          2,097,200

                  940,708                            940,708

                  779,643                            779,643

                                 6,184,800         6,184,800

                                 5,398,164         5,398,164

                1,520,247                          1,520,247

                  124,600                            124,600

270,000                                              270,000

 18,750                                               18,750

272,500            11,000                            283,500

                  107,187                            107,187

142,500            39,900                            182,400

299,250                                              299,250

277,500                                              277,500

103,750                                              103,750

                  200,560                            200,560

                                 4,607,162         4,607,162

                                 5,925,315         5,925,315

 82,000                                               82,000

190,750                                              190,750

239,750                                              239,750

150,188           126,158                            276,346

238,500                                              238,500

208,750                                              208,750

414,000           119,025                            533,025

                                 5,780,495         5,780,495

404,000                                              404,000

245,573                                              245,573

                  965,796                            965,796

                  738,986                            738,986

290,000                                              290,000

 55,500                                               55,500

320,762           111,300                            432,062

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                           PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM    PRO FORMA
   BOND FUND         BOND FUND      BOND FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
   350,000                                             350,000      Plains Resources, Inc.
                                                                    10.250%, 03/15/06
   150,000                                             150,000      Pogo Producing Co. Series B
                                                                    8.750%, 05/15/07
    50,000                                              50,000      Port Royal Holdings, Inc.
                                                                    10.250%, 10/01/07
                                      5,800,000      5,800,000      PP & L Capital Funding
                                                                    7.750%, 04/15/05
   300,000                                             300,000      Premier Graphics, Inc.
                                                                    11.500%, 12/01/05
   400,000                                             400,000      Price Communication Wireless, Inc. Series B
                                                                    9.125%, 12/15/06
   400,000                                             400,000      Primus Telecommunications Group, Inc. Series B
                                                                    9.875%, 05/15/08
   200,000                                             200,000      Protection One, Inc., 144A
                                                                    8.125%, 01/15/09
                      96,000                            96,000      PSINet, Inc.
                                                                    11.000%, 08/01/09
   250,000                                             250,000      PSINet, Inc.
                                                                    11.500%, 11/01/08
                     127,000                           127,000      PSINet, Inc., 144A
                                                                    10.500%, 12/01/06
   500,000                                             500,000      Qwest Communications International, Inc., Step Up
                                                                    9.470%, 10/15/07
   350,000                                             350,000      R & B Falcon Corp. Series B
                                                                    6.950%, 04/15/08
                     690,000                           690,000      Raytheon Co.
                                                                    6.750%, 08/15/07
   400,000                                             400,000      Regal Cinemas, Inc.
                                                                    9.500%, 06/01/08
   200,000                                             200,000      Republic Technology International LLC, 144A
                                                                    13.750%, 07/15/09
   200,000                                             200,000      Rhythms NetConnections, Inc.
                                                                    12.750%, 04/15/09
                     174,000                           174,000      Riverwood International, Inc.
                                                                    10.875%, 04/01/08
                   1,740,000                         1,740,000      RJ Reynolds Tobacco Holding, Inc. Series B
                                                                    7.750%, 05/15/06
                   1,170,000                         1,170,000      RJ Reynolds Tobacco Holding, Inc. Series B
                                                                    7.875%, 05/15/09
                                      5,000,000      5,000,000      RJR Nabisco, Inc.
                                                                    6.700%, 06/15/02
                   2,000,000                         2,000,000      RJR Nabisco, Inc.
                                                                    6.850%, 06/15/05
                   2,000,000                         2,000,000      Rohm + Hass Co.
                                                                    7.850%, 07/15/29
   200,000                                             200,000      Rural Cellular Corp. Series B
                                                                    9.625%, 05/15/08
   300,000                                             300,000      Russell-Stanley Holdings, Inc.
                                                                    10.875%, 02/15/09
                      22,000                            22,000      Ryland Group, Inc.
                                                                    9.750%, 09/01/10
   239,050                                             239,050      S.D. Warren Co.
                                                                    14.000%, 12/15/06
                     158,000                           158,000      Safety-Kleen Corp.
                                                                    9.250%, 05/15/09
                                 1,300,000           1,300,000      Saks, Inc.
                                                                    7.000%, 07/15/04
                                 3,200,000           3,200,000      Saks, Inc.
                                                                    7.250%, 12/01/04
                                 1,700,000           1,700,000      Saks, Inc.
                                                                    7.375%, 02/15/19
   300,000                                             300,000      Salem Communications Corp. Series B
                                                                    9.500%, 10/01/07
   250,000                                             250,000      Sbarro, Inc., 144A
                                                                    11.000%, 09/15/09
   400,000                                             400,000      Scotts Co., 144A
                                                                    8.625%, 01/15/09
   350,000                                             350,000      Sequa Corp.
                                                                    9.000%, 08/01/09
   300,000                                             300,000      Sinclair Broadcast Group, Inc.
                                                                    10.000%, 09/30/05
              2,000,000                              2,000,000      Southern California Edison
                                                                    6.500%, 06/01/01
   405,000                                             405,000      Southwest Royalties, Inc.
                                                                    10.500%, 10/15/04
   500,000                                             500,000      Sovereign Specialty Chemicals, Inc.
                                                                    11.875%, 03/15/10
   400,000                                             400,000      Sprint Spectrum LP
                                                                    11.000%, 08/15/06
   300,000                                             300,000      Stanadyne Automotive Corp. Series B
                                                                    10.250%, 12/15/07
   400,000                                             400,000      Startec Global Communications Corp.
                                                                    12.000%, 05/15/08
   300,000                                             300,000      Station Casinos, Inc.
                                                                    9.750%, 04/15/07
   150,000                                             150,000      Sterling Chemicals, Inc.
                                                                    11.750%, 08/15/06
              1,090,000                              1,090,000      TCI Communications, Inc.
                                                                    7.875%, 02/15/26
                950,000                                950,000      TCI Communications, Inc.
                                                                    8.750%, 08/01/15
              1,860,000                              1,860,000      TCI Communications, Inc.
                                                                    9.650%, 03/31/27
                800,000                                800,000      Telecommunications, Inc.
                                                                    7.875%, 08/01/13
   250,000                                             250,000      Teligent, Inc.
                                                                    11.500%, 12/01/07
                 29,000                                 29,000      Tembec Finance Corp.
                                                                    9.875%, 09/30/05



                               VALUE
----------------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
----------------------------------------------------------------------------

   351,750                                              351,750

   148,500                                              148,500

    39,250                                               39,250

                                    5,835,902         5,835,902

    10,500                                               10,500

   407,000                                              407,000

   110,000                                              110,000

   114,500                                              114,500

                      25,440                             25,440

    68,750                                               68,750

                      33,655                             33,655

   450,065                                              450,065

   323,750                                              323,750

                     685,874                            685,874

    27,000                                               27,000

    21,000                                               21,000

    51,000                                               51,000

                     155,730                            155,730

                   1,640,611                          1,640,611

                   1,070,410                          1,070,410

                                    4,985,700         4,985,700

                   1,993,360                          1,993,360

                   2,020,000                          2,020,000

   185,000                                              185,000

    76,875                                               76,875

                      21,230                             21,230

   260,564                                              260,564

                       1,778                              1,778

                                      936,000           936,000

                                    2,320,000         2,320,000

                                      833,000           833,000

   285,000                                              285,000

   251,563                                              251,563

   381,000                                              381,000

   349,125                                              349,125

   288,000                                              288,000

                   1,862,500                          1,862,500

   344,250                                              344,250

   482,500                                              482,500

   429,240                                              429,240

   224,250                                              224,250

   241,500                                              241,500

   303,750                                              303,750

    71,250                                               71,250

                   1,023,663                          1,023,663

                     992,874                            992,874

                   2,008,781                          2,008,781

                     814,712                            814,712

    32,500                                               32,500

                      29,580                             29,580

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                           PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM    PRO FORMA
   BOND FUND         BOND FUND      BOND FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
                106,000                                106,000      Tenet Healthcare Corp.
                                                                    8.625%, 01/15/07
   200,000                                             200,000      Tenet Healthcare Corp.
                                                                    9.250%, 09/01/10
   300,000                                             300,000      Tenet Healthcare Corp. Series B
                                                                    8.125%, 12/01/08
             18,000,000                             18,000,000      Tennessee Valley Authority
                                                                    0.000%, 12/15/17                                  (b)
                930,000                                930,000      Tennessee Valley Authority
                                                                    7.125%, 05/01/30
                152,000                                152,000      Terex Corp. Series D
                                                                    8.875%, 04/01/08
   400,000                                             400,000      Thermadyne Holdings Corp.
                                                                    9.875%, 06/01/08
              2,000,000                              2,000,000      Time Warner Entertainment
                                                                    8.375%, 03/15/23
   300,000                                             300,000      Time Warner Telecommunications LLC
                                                                    9.750%, 07/15/08
   400,000                                             400,000      TNP Enterprises, Inc.
                                                                    10.250%, 04/01/10
   400,000                                             400,000      Trans World Airlines, Inc.
                                                                    11.375%, 03/01/06
   250,000                                             250,000      Transportation Manufacturing Operations
                                                                    11.250%, 05/01/09
   350,000                                             350,000      Trico Marine Services, Inc.
                                                                    8.500%, 08/01/05
   400,000                                             400,000      Tri-state Outdoor Media
                                                                    11.000%, 05/15/08
   300,000       48,000                                348,000      Triton Energy Ltd.
                                                                    8.875%, 10/01/07
   400,000                                             400,000      Tropical Sportswear International Corp. Series B, 144A
                                                                    11.000%, 06/15/08
   300,000                                             300,000      Twin Laboratories, Inc.
                                                                    10.250%, 05/15/06
                370,000                                370,000      UBS Preferred Funding Trust I
                                                                    8.622%, 10/29/49
   500,000                                             500,000      United International Holdings, Inc. Series B, Step Up
                                                                    10.750%, 02/15/08
                160,000                                160,000      United Pan-Europe Communications NV
                                                                    0.000%, 02/01/10                                  (b)
   250,000       13,000                                263,000      United Rentals (North America), Inc. Series B
                                                                    9.250%, 01/15/09
   300,000       87,000                                387,000      US Unwired, Inc., Step Up
                                                                    13.375%, 11/01/09
              1,980,000                              1,980,000      USA Waste
                                                                    7.000%, 07/15/28
                                 5,800,000           5,800,000      Utilicorp United, Inc.
                                                                    6.875%, 10/01/04
   400,000                                             400,000      Vectura Group, Inc. Series B
                                                                    10.250%, 06/30/08
                                 2,700,000           2,700,000      Verizon Global Funding Corporation
                                                                    7.250%, 12/01/10
              1,000,000                              1,000,000      Visteon Corp.
                                                                    8.250%, 08/01/10
   500,000      122,000                                622,000      Voicestream Wireless Corp.
                                                                    10.375%, 11/15/09
   300,000                                             300,000      Wabtec, 144A
                                                                    9.375%, 06/15/05
                850,000                                850,000      Waste Management, Inc.
                                                                    7.375%, 05/15/29
   400,000                                             400,000      Waste Systems International, Inc., Convertible, 144A
                                                                    7.000%, 05/13/05
   400,000                                             400,000      WCI Steel, Inc. Series B
                                                                    10.000%, 12/01/04
   400,000                                             400,000      Weblink Wireless, Inc., Step Up
                                                                    11.250%, 02/01/08                                 (b)
   300,000       87,000                                387,000      Williams Communications Group, Inc.
                                                                    10.875%, 10/01/09
                162,000                                162,000      Williams Communications Group, Inc.
                                                                    11.875%, 08/01/10
   350,000      174,000                                524,000      Winstar Communications, Inc.
                                                                    12.750%, 04/15/10
   300,000                                             300,000      Wiser Oil Co.
                                                                    9.500%, 05/15/07
                109,000                                109,000      Worldwide Flight Service
                                                                    12.250%, 08/15/07
   350,000                                             350,000      Yankeenets LLC, 144A
                                                                    12.750%, 03/01/07
   400,000                                             400,000      Young Broadcasting, Inc. Series B
                                                                    8.750%, 06/15/07






                                               Municipal Obligations
              2,880,000                              2,880,000      Toll Road Inv Part II, 144A
                                                                    0.000%, 02/15/30                                  (b)
              3,150,000                              3,150,000      Toll Road Inv Part II, 144A
                                                                    0.000%, 02/15/27                                  (b)
              3,400,000                              3,400,000      Toll Road Inv Part II, 144A
                                                                    0.000%, 02/15/28                                  (b)
              2,880,000                              2,880,000      Toll Road Inv Part II, 144A
                                                                    0.000%, 02/15/29                                  (b)





                                               TOTAL U.S. CORPORATE OBLIGATIONS
                                                  (Cost $69,232,836, $88,898,545 and $98,230,831, respectively)



                                               U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                               U.S. Government Agency Mortgage Backed Obligations
             14,315,876                             14,315,876      Federal Home Loan Mortgage Corp.
                                                                    6.500%, 09/01/27
              9,052,550                              9,052,550      Federal Home Loan Mortgage Corp.




                               VALUE
----------------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
----------------------------------------------------------------------------
                          108,518                            108,518

        218,250                                              218,250

        304,500                                              304,500

                        5,987,610                          5,987,610

                        1,037,964                          1,037,964

                          131,670                            131,670

        254,000                                              254,000

                        2,165,840                          2,165,840

        276,750                                              276,750

        420,000                                              420,000

         78,000                                               78,000

         68,750                                               68,750

        334,688                                              334,688

        306,000                                              306,000

        304,875            48,780                            353,655

        342,000                                              342,000

        196,500                                              196,500

                          389,098                            389,098

        195,000                                              195,000

                           46,400                             46,400

        191,250             9,864                            201,114

        138,000            38,280                            176,280

                        1,677,935                          1,677,935

                                         5,722,071         5,722,071

        306,000                                              306,000

                                         2,756,538         2,756,538

                          973,450                            973,450

        538,125           131,303                            669,428

        268,500                                              268,500

                          757,736                            757,736

         40,000                                               40,000

        276,000                                              276,000

         92,000                                               92,000

        223,500            64,815                            288,315

                          125,550                            125,550

        232,750           115,710                            348,460

        239,250                                              239,250

                           79,025                             79,025

        339,500                                              339,500

        370,000                                              370,000
---------------------------------------------------------------------
     52,330,200        85,132,906       96,986,910       234,450,016
---------------------------------------------------------------------



                          380,966                            380,966

                          496,692                            496,692

                          507,416                            507,416

                          408,384                            408,384
---------------------------------------------------------------------
                        1,793,458                          1,793,458
---------------------------------------------------------------------

     52,330,200        87,982,688       96,986,910       237,299,798
---------------------------------------------------------------------




                       14,136,927                         14,136,927

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                           PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM    PRO FORMA
   BOND FUND         BOND FUND      BOND FUND        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
                                                                      6.500%, 05/01/29
                       360,000                           360,000      Federal Home Loan Mortgage Corp.
                                                                      6.875%, 09/15/10
                     6,516,674                         6,516,674      Federal Home Loan Mortgage Corp.
                                                                      7.000%, 01/01/28
                     4,336,913                         4,336,913      Federal Home Loan Mortgage Corp.
                                                                      7.000%, 04/01/29
                    17,800,000                        17,800,000      Federal Home Loan Mortgage Corp., TBA
                                                                      7.000%, 01/01/31
                       110,000                           110,000      Federal National Mortgage Association
                                                                      5.750%, 02/15/08
                       813,414                           813,414      Federal National Mortgage Association
                                                                      6.000%, 10/01/27
                     8,766,648                         8,766,648      Federal National Mortgage Association
                                                                      6.500%, 03/01/28
                     9,177,494                         9,177,494      Federal National Mortgage Association
                                                                      6.500%, 06/01/29
                    14,831,101                        14,831,101      Federal National Mortgage Association
                                                                      7.000%, 10/01/30
                     5,740,364                         5,740,364      Federal National Mortgage Association
                                                                      7.000%, 03/01/28
                       753,670                           753,670      Federal National Mortgage Association
                                                                      7.000%, 04/01/28
                       302,940                           302,940      Federal National Mortgage Association
                                                                      8.500%, 12/01/26
                       740,080                           740,080      Federal National Mortgage Association
                                                                      8.500%, 07/01/27
                     1,880,000                         1,880,000      Government National Mortgage Association
                                                                      6.500%, 01/01/31
                       570,884                           570,884      Government National Mortgage Association
                                                                      6.500%, 08/15/28
                       704,798                           704,798      Government National Mortgage Association
                                                                      6.500%, 09/15/28
                     2,000,000                         2,000,000      Government National Mortgage Association
                                                                      7.000%, 01/31/31
                        34,454                            34,454      Government National Mortgage Association
                                                                      7.000%, 01/15/23
                     4,099,007                         4,099,007      Government National Mortgage Association
                                                                      7.000%, 04/15/23
                        40,805                            40,805      Government National Mortgage Association
                                                                      7.000%, 05/15/23
                       486,996                           486,996      Government National Mortgage Association
                                                                      7.000%, 07/15/23
                       595,459                           595,459      Government National Mortgage Association
                                                                      7.000%, 08/15/23
                       561,403                           561,403      Government National Mortgage Association
                                                                      7.000%, 07/15/28
                     2,500,000                         2,500,000      Government National Mortgage Association
                                                                      7.500%, 01/01/31
                       320,010                           320,010      Government National Mortgage Association
                                                                      7.500%, 10/15/22
                        90,404                            90,404      Government National Mortgage Association
                                                                      7.500%, 01/15/23
                       633,670                           633,670      Government National Mortgage Association
                                                                      7.500%, 04/15/23
                        43,578                            43,578      Government National Mortgage Association
                                                                      7.500%, 05/15/23
                       390,912                           390,912      Government National Mortgage Association
                                                                      7.500%, 06/15/23
                       160,472                           160,472      Government National Mortgage Association
                                                                      7.500%, 07/15/23
                       615,341                           615,341      Government National Mortgage Association
                                                                      7.500%, 08/15/23
                       656,104                           656,104      Government National Mortgage Association
                                                                      7.500%, 10/15/23
                        74,559                            74,559      Government National Mortgage Association
                                                                      7.500%, 11/15/23
                       584,347                           584,347      Government National Mortgage Association
                                                                      7.500%, 12/15/27
                     1,158,810                         1,158,810      Government National Mortgage Association
                                                                      7.500%, 07/15/28
                        63,720                            63,720      Government National Mortgage Association
                                                                      7.500%, 10/15/28
                     1,045,534                         1,045,534      Government National Mortgage Association
                                                                      7.500%, 03/15/29
                       192,621                           192,621      Government National Mortgage Association
                                                                      9.500%, 09/15/30





                                                 U.S. Government Agency Obligations
                     3,000,000                         3,000,000      Federal Home Loan Mortgage Corp.
                                                                      6.783%, 08/18/05
                    20,000,000                        20,000,000      Resolution Funding Corp., TIGR Coupon Strip
                                                                      0.000%, 01/15/11                                  (b)





                                                 U.S. Treasury Bonds
                     1,630,000                         1,630,000      6.250%, 05/15/30
                     2,520,000                         2,520,000      8.000%, 11/15/21
                                  23,000,000          23,000,000      0.000%, 02/15/11





                                                 U.S. Treasury Notes
                     8,754,791     4,307,400          13,062,191      3.625%, 01/15/08                                  +
                    14,628,432                        14,628,432      3.625%, 04/15/28                                  +
                     4,592,848                         4,592,848      3.875%, 04/15/29                                  + (e)
                     4,000,000                         4,000,000      5.250%, 11/15/28
                                   2,000,000           2,000,000      5.750%, 08/15/10






                                                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS


                                                    (Cost $162,785,976 and $18,837,180)







                               VALUE
----------------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
----------------------------------------------------------------------------
                  8,933,690                          8,933,690

                    383,342                            383,342

                  6,534,985                          6,534,985

                  4,350,701                          4,350,701

                 17,838,982                         17,838,982

                    108,882                            108,882

                    790,541                            790,541

                  8,660,343                          8,660,343

                  9,051,303                          9,051,303

                 14,854,238                         14,854,238

                  5,751,099                          5,751,099

                    755,080                            755,080

                    312,310                            312,310

                    762,741                            762,741

                  1,858,850                          1,858,850

                    564,462                            564,462

                    696,869                            696,869

                  2,008,760                          2,008,760

                     34,723                             34,723

                  4,129,750                          4,129,750

                     41,111                             41,111

                    490,649                            490,649

                    599,925                            599,925

                    563,856                            563,856

                  2,542,975                          2,542,975

                    326,609                            326,609

                     92,269                             92,269

                    646,540                            646,540

                     44,463                             44,463

                    398,852                            398,852

                    163,731                            163,731

                    627,838                            627,838

                    669,429                            669,429

                     76,073                             76,073

                    594,941                            594,941

                  1,179,818                          1,179,818

                     64,815                             64,815

                  1,063,831                          1,063,831

                    201,695                            201,695
---------------------------------------------------------------
                112,907,998                        112,907,998
---------------------------------------------------------------


                  3,116,730                          3,116,730

                 11,495,200                         11,495,200
---------------------------------------------------------------
                 14,611,930                         14,611,930
---------------------------------------------------------------

                  1,818,461                          1,818,461
                  3,261,031                          3,261,031
                                  13,526,760        13,526,760
---------------------------------------------------------------
                  5,079,492       13,526,760        18,606,252
---------------------------------------------------------------

                  8,687,729        4,274,405        12,962,134
                 14,349,614                         14,349,614
                  4,707,670                          4,707,670
                  3,828,760                          3,828,760
                                   2,095,940         2,095,940
---------------------------------------------------------------
                 31,573,773        6,370,345        37,944,118
---------------------------------------------------------------


---------------------------------------------------------------
                164,173,193       19,897,105       184,070,298
---------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                           PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------------
GLOBAL HIGH- YIELD   LONG-TERM  INTERMEDIATE-TERM         PRO FORMA
   BOND FUND         BOND FUND      BOND FUND             COMBINED
----------------------------------------------------------------------------------------------------------------------------------
                          SHARES
--------------------------------------------------------------------

                                               COMMON STOCKS
     3,520                                               3,520      Globix Corp.                                      *
    21,338                                              21,338      Pathmark Stores, Inc.                             *
    27,137                                              27,137      Price Communications Corp.                        *


                                               TOTAL COMMON STOCKS
                                                  (Cost $746,967)




                                               PREFERRED STOCKS
       200                                                 200      Benedek Communications (PIK), 11.5%               *
       258                                                 258      Rural Cellular Corp. Series B (PIK), 11.375%      *


                                               TOTAL PREFERRED STOCKS
                                                  (Cost $396,712)



                                               WARRANTS
       250                                                 250      Aavid Thermal Technologies, Inc.                  *
       150                                                 150      AirGate PCS, Inc                                  *
     1,200                                               1,200      Classic Communications, Inc.                      *
     1,800                                               1,800      DIVA Systems Corp.                                *
       250                                                 250      GT Group Telecommunications, Inc.                 *
       250                                                 250      Key Energy Services, Inc.                         *
       200                                                 200      Mrs. Fields Holding Co.                           *
       300                                                 300      Republic Technology International                 *
       400                                                 400      Startec Global Communications Corp.               *
                    109                                    109      Worldwide Flight

                                               TOTAL WARRANTS


                                                  (Cost $15,284)




                                               PRINCIPAL
                                               AMOUNT
--------------------------------------------------------------------

                                               PURCHASED OPTIONS
                125,000                                125,000      Euro, Expires 3/19/01,
                                                                    Strike 93.5


                                               TOTAL PURCHASED OPTIONS
                                                  (Cost $52,425)




                                               SHORT-TERM INVESTMENTS
                                               Cash Equivalents
   305,874      354,326            131,409             791,609      Banc One
                                                                    6.800%, 07/02/01                                  (c)
   305,874      354,332            131,409             791,615      Bank of Montreal
                                                                    6.560%, 01/05/01                                  (c)
   152,937      177,166             65,705             395,808      Bank of Nova Scotia
                                                                    6.630%, 01/19/01                                  (c)
   305,874      354,332            131,409             791,615      Bayerische Hypovereinsbank
                                                                    6.630%, 02/01/01                                  (c)
   152,937      177,166             65,705             395,808      Credit Agricole Indosuez
                                                                    6.600%, 01/05/01                                  (c)
   611,748      708,665            162,819           1,483,232      Credit Suisse First Boston
                                                                    6.790%, 01/02/01                                  (c)
   604,971      700,821             59,908           1,365,700      Fleet National Bank
                                                                    6.850%, 04/30/01                                  (c)
   957,385    1,109,060            711,311           2,777,756      Merrimac Cash Fund
                                                                    Premium Class                                     (c)





                                               Commercial Paper
                                 6,000,000           6,000,000      General Motors Acceptance Corp.
                                                                    6.590%, 01/04/01
                                 6,090,000           6,090,000      Household Finance Corp.
                                                                    6.600%, 01/02/01
                                 5,000,000           5,000,000      Sheffield Receivables Corp.
                                                                    6.550%, 01/22/01





                                               U.S. Government Agency Obligations
                200,000                                200,000      Federal National Mortgage Association             (e)
                                                                    6.140%, 02/08/01
                900,000                                900,000      Federal National Mortgage Association             (e)
                                                                    6.420%, 02/08/01





                                               U.S. Treasury Bills
    60,000                                              60,000      U.S. Treasury Bill
                                                                    5.900%, 03/01/01                                  (d)




                                               TOTAL SHORT-TERM INVESTMENTS
                                                  (Cost $3,457,020, $5,028,474 and $18,526,160, respectively)



                                               TOTAL INVESTMENTS
                                                  (Cost $109,613,961, $287,717,037 and $140,596,609, respectively)
                                               Other assets in excess of liabilities
                                               TOTAL NET ASSETS



                                               NOTES TO THE PORTFOLIO OF INVESTMENTS:
                                               144A             --  Securities restricted for resale to Qualified Institutional
                                                                    Buyers
                                               ARS              --  Argentinian Peso
                                               EUR              --  Euro
                                               FLIRB            --  Front Loaded Interest Reduction Bond
                                               MTN              --  Medium Term Note
                                               PDI              --  Past Due Interest
                                               PIK              --  Payment in Kind
                                               REMIC            --  Real Estate Mortgage Investment Conduit








                               VALUE
---------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
---------------------------------------------------------------------
          9,680                                                9,680
        352,077                                              352,077
        456,241                                              456,241
---------------------------------------------------------------------

        817,998                                              817,998
---------------------------------------------------------------------



         98,250                                               98,250
        207,045                                              207,045
---------------------------------------------------------------------

        305,295                                              305,295
---------------------------------------------------------------------


          2,531                                                2,531
         11,850                                               11,850
         14,724                                               14,724
         14,625                                               14,625
         11,000                                               11,000
         12,500                                               12,500
          2,025                                                2,025
              3                                                    3
            260                                                  260
                                1                                  1


---------------------------------------------------------------------
         69,518                 1                             69,519
---------------------------------------------------------------------









                           76,250                             76,250
---------------------------------------------------------------------

                           76,250                             76,250
---------------------------------------------------------------------





        305,874           354,326          131,409           791,609

        305,874           354,332          131,409           791,615

        152,937           177,166           65,705           395,808

        305,874           354,332          131,409           791,615

        152,937           177,166           65,705           395,808

        611,748           708,665          162,819         1,483,232

        604,971           700,821           59,908         1,365,700

        957,385         1,109,060          711,311         2,777,756
---------------------------------------------------------------------
      3,397,600         3,935,868        1,459,675         8,793,143
---------------------------------------------------------------------


                                         5,996,704         5,996,704

                                         6,088,885         6,088,885

                                         4,980,896         4,980,896
---------------------------------------------------------------------
                                        17,066,485        17,066,485
---------------------------------------------------------------------


                          198,703                            198,703

                          893,903                            893,903
---------------------------------------------------------------------
                        1,092,606                          1,092,606
---------------------------------------------------------------------


         59,420                                               59,420
---------------------------------------------------------------------



      3,457,020         5,028,474       18,526,160        27,011,654
---------------------------------------------------------------------


     90,840,197       288,791,081      140,324,835       519,956,113
      6,737,610        (4,312,347)         746,876         3,172,139
---------------------------------------------------------------------
     97,577,807       284,478,734      141,071,711       523,128,252
=====================================================================

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
AMERICAN ODYSSEY FUNDS, INC. / COMBINED PROFORMA SI / DECEMBER 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                           PRINCIPAL AMOUNT (a)
-----------------------------------------------------------------------
GLOBAL HIGH- YIELD  LONG-TERM  INTERMEDIATE-TERM  PRO FORMA
   BOND FUND        BOND FUND      BOND FUND      COMBINED
----------------------------------------------------------------------------------------------------------------------------------

                                                 Step Up        --  Security is a  "step up"  bond where the coupon increases or steps up at a predetermined rate. Rates shown are current coupon and next coupon rate when security steps up.
                                                 TIGR           --  Treasury Income Growth Receipts (a stripped U.S. Bond).
                                                 TBA            --  Delayed Delivery Transaction
                                                 Variable Rate  --  The rates shown on variable rate securities reflect the currency interest rate at December 31, 2000, which are subject to change based on the terms of the security, including varying reset dates.
                                                 Yankee-Dollar  --  U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.
                                                 (a)            --  The Principal Amount shown is expressed in United States Dollars unless stated otherwise.
                                                 (b)            --  Security is a zero coupon bond.
                                                 (c)            --  Represents investments of security lending collateral.
                                                 (d)            --  Security has been pledged to cover collateral requirements for open futures.
                                                 (e)            --  All or a portion of these securities have been segregated to cover delayed delivery transactions.
                                                 *              --  Non-income producing security.
                                                 +              --  Inflation Indexed



                               VALUE
---------------------------------------------------------------------
GLOBAL HIGH-    LONG-TERM     INTERMEDIATE-TERM
YIELD BOND         BOND             BOND
  FUND             FUND             FUND         PRO FORMA COMBINED
---------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Pro Forma Combined Financial Statements (Unaudited)
American Odyssey Funds, Inc. / December 31, 2000
--------------------------------------------------------------------------------

American Odyssey Funds, Inc. (the "Company") is a Maryland corporation registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of six separate funds, including the Global High-Yield Bond Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund. The Board of Directors of the Company has approved a reorganization under which the Global High-Yield Bond Fund and the Intermediate-Term Bond Fund will be merged into the Long-Term Bond Fund. The Long-Term Bond Fund will be the surviving fund, and it will be renamed the "Diversified Bond Fund".

The pro forma combined financial statements give effect to the proposed transfer of the assets and liabilities of the Global High-Yield Bond Fund and Intermediate-Term Bond Fund in exchange for shares of the Long-Term Bond Fund at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Long-Term Bond Fund for pre-combination periods will not be restated. The pro forma combined financial statements do not reflect the expenses of any funds in carrying out their obligations under the proposed Agreements and Plans of Reorganization.

The pro forma combined statements of assets and liabilities and portfolio of investments reflect the financial position of the funds as though the reorganization occurred as of December 31, 2000. Certain securities listed in the pro forma combined portfolio of investments that do not conform to the investment policies to be in effect after the reorganization will be sold prior to the reorganization. The pro forma combined statements of operations reflect the results of operations for each of the funds for the year-ended December 31, 2000 as though the reorganization occurred on January 1, 2000. Although the reorganization may result in reduced expenses for the Diversified Bond Fund, the pro forma combined statements of operation do not show any adjustments for reduced expenses because the Company does not have a firm basis for making any estimates.

The pro forma combined statements should be read in conjunction with the financial statements of the Global High-Yield Bond Fund, Long-Term Bond Fund and Intermediate-Term Bond Fund, which are incorporated by reference in the Statement of Additional Information.

Note (a)
Reflects change in shares outstanding due to the conversion of the shares of the Global High-Yield Bond Fund and Intermediate-Term Bond Fund into shares of the Long-Term Bond Fund based upon the net asset value of the Long-Term Bond Fund at December 31, 2000.

                                    [FRONT]


AMERICAN ODYSSEY                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
INTERMEDIATE-TERM BOND  FUND        THE BOARD OF DIRECTORS OF AMERICAN
                                    ODYSSEY FUNDS, INC.


               Special Meeting of Persons Having Voting Rights April 25, 2001

To persons having voting rights with respect to the above-referenced fund:

      The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the proposal shown on the reverse side. AOF will vote the appropriate number of shares pursuant to the instructions given.

      The officers of AOF - for the purpose of voting on the items on the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc. at such special meeting to be held on April 25, 2001, at 10 A.M. at the offices of CitiStreet, Two Tower Center, East Brunswick, New Jersey - are hereby instructed to vote the shares of the above-referenced fund for the following purposes listed on the reverse side.


                                    Date:  ____________________________, 2001

                                          PLEASE SIGN IN BOX BELOW

                                    -----------------------------------------





                                    SIGNATURE(S)
                                    -----------------------------------------


                                    (Please sign exactly as your name
                                    appears at the left of this proxy card)

                                     [BACK]


YOUR VOTE IS IMPORTANT. Please read carefully, specify your choice, sign, date, and mail this and all other proxy cards you have received as soon as possible.

You have received a separate voting instruction card for each AOF Fund that will be affected by the current proposals. This card provides voting instructions with respect to the Intermediate-Term Bond Fund.

Please complete and return this card if you have an investment in the Intermediate-Term Bond Fund. If you return this card properly signed, your vote will be cast according to the instructions you provide. If you return this card properly signed but do not make a choice regarding the proposal, your vote will be cast "FOR" the proposal. If you do not return this card properly signed and you have an interest in the Fund through a variable contract, your vote will be cast in proportion to the overall instructions received from contract owners. If you attend the meeting, you may revoke these instructions and vote in person. With respect to any other business that may properly come before the meeting, the officers of AOF will vote in accordance with their best judgment.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.



                                        FOR     AGAINST   ABSTAIN

To approve combining the
Intermediate-Term Bond
Fund into the Long-Term
Bond Fund, to be renamed
the "Diversified Bond
Fund."

                                    [FRONT]

AMERICAN ODYSSEY                    THIS PROXY CARD IS SOLICITED ON BEHALF OF
GLOBAL HIGH-YIELD BOND  FUND        THE BOARD OF DIRECTORS OF AMERICAN
                                    ODYSSEY FUNDS, INC.


               Special Meeting of Persons Having Voting Rights April 25, 2001

To persons having voting rights with respect to the above-referenced fund:

          The Board of Directors of American Odyssey Funds, Inc. ("AOF") solicits your proxy and recommends votes "FOR" the proposal shown on the reverse side. AOF will vote the appropriate number of shares pursuant to the instructions given.

          The officers of AOF - for the purpose of voting on the items on the agenda set forth in the Notice of Special Meeting of Persons Having Voting Rights with Respect to American Odyssey Funds, Inc. at such special meeting to be held on April 25, 2001, at 10 A.M. at the offices of CitiStreet, Two Tower Center, East Brunswick, New Jersey - are hereby instructed to vote the shares of the above-referenced fund for the following purposes listed on the reverse side.


                                    Date:  ____________________________, 2001

                                          PLEASE SIGN IN BOX BELOW

                                    -----------------------------------------





                                    SIGNATURE(S)
                                    -----------------------------------------


                                    (Please sign exactly as your name
                                    appears at the left of this proxy card)

                                     [BACK]


YOUR VOTE IS IMPORTANT. Please read carefully, specify your choice, sign, date, and mail this and all other proxy cards you have received as soon as possible.

You have received a separate voting instruction card for each AOF Fund that will be affected by the current proposals. This card provides voting instructions with respect to the Global High-Yield Bond Fund.

Please complete and return this card if you have an investment in the Global High-Yield Bond Fund. If you return this card properly signed, your vote will be cast according to the instructions you provide. If you return this card properly signed but do not make a choice regarding the proposal, your vote will be cast "FOR" the proposal. If you do not return this card properly signed and you have an interest in the Fund through a variable contract, your vote will be cast in proportion to the overall instructions received from contract owners. If you attend the meeting, you may revoke these instructions and vote in person. With respect to any other business that may properly come before the meeting, the officers of AOF will vote in accordance with their best judgment.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.



                                        FOR     AGAINST   ABSTAIN

To approve combining the
Global High-Yield Bond
Fund into the Long-Term
Bond Fund, to be renamed
the "Diversified Bond
Fund."